UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21686

Oppenheimer Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: January 31

Date of reporting period: 7/31/2015

Item 1.	Reports to Stockholders.

Semiannual Report	7/31/2015

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Portfolio Series Conservative Investor Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	S&P 500 Index
6-Month	0.55%	-5.23%	-1.47%	6.55%

1-Year	1.59	-4.25	2.82	11.21

5-Year	5.62	4.38	3.27	16.24

10-Year	1.56	0.96	4.61	7.72

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Performance Discussion1

During the reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 0.55%. In an environment where equities generally outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of -1.47%, but underperformed the S&P 500 Index’s return of 6.55%.

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies such as the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. The Federal Reserve (“the Fed”) appeared to remain on track to raise U.S. rates during 2015, but made it clear that it will remain flexible on the timing and extent of rate hikes. In the closing months of the reporting period, concerns re-emerged around Greece’s debt situation and the possibility that the country would exit from the Eurozone. However, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit for the time being. Fears around slowing growth in China also impacted markets.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

3        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FUND REVIEW

The Fund received its strongest results from its investments in equity funds, with both domestic equity and foreign equity funds benefiting performance. The strongest performing domestic equity holdings for the Fund were Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund, which were also its largest equity holdings at period end. Oppenheimer Capital Appreciation Fund received its best results from holdings in the information technology, health care and consumer discretionary sectors. Relative to its benchmarks, this underlying fund outperformed the S&P 500 Index, but underperformed the Russell 1000 Growth Index due to weaker relative stock selection in the consumer discretionary sector. Oppenheimer Value Fund received its best results from holdings in the financials, health care and consumer staples sectors. This underlying fund significantly outperformed its benchmark, the Russell 1000 Value Index, which it outperformed in eight out of ten sectors. Among foreign equity funds, Oppenheimer International Growth Fund and Oppenheimer International Value Fund were the largest holdings and best performers. The strongest performing sector for both underlying funds was consumer discretionary. Both of these underlying funds benefited the Fund’s absolute performance and outperformed their benchmark, the MSCI All Country World ex-U.S. Index. The only underlying equity holding that detracted from performance was Oppenheimer Developing Markets Fund, which produced a negative return, but outperformed its benchmark, the

MSCI Emerging Markets Index. The underlying fund’s negative performance occurred in what was a volatile period for emerging markets, with concerns around China emerging.

The most significant detractor from performance was the Fund’s exposure to alternative investments. The largest detractors from performance in this area were Oppenheimer Gold & Special Minerals Fund and Oppenheimer Master Inflation Protected Securities Fund, LLC. Oppenheimer Gold & Special Minerals Fund produced negative returns as gold bullion prices and the stocks of most gold producers continued to move lower over the reporting period. Weak global economic growth, central bank interventions, a strong U.S. dollar, and low inflation sparked broad-based declines in the world’s commodities markets, including gold and other metals. Against this backdrop, this underlying fund significantly underperformed its benchmark, the MSCI World Index, as the broad global equity markets produced positive returns, whereas gold stocks declined sharply. However, this underlying fund outperformed the Philadelphia Gold & Silver Index, mainly due to its focus on profitable mining companies with higher quality reserves. Oppenheimer Master Inflation Protected Securities Fund, LLC, which was the Fund’s largest alternative holding at period end, invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. Investing in TIPS can help protect against an increase in inflation. This

4        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

underlying fund produced a negative return in an environment where inflation in the U.S. remained tame. On a relative basis, this underlying fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index.

Also detracting from performance to a lesser degree was the Fund’s fixed-income investments, due to the slight negative results of its largest fixed-income holding, Oppenheimer Core Bond Fund, and the performance of Oppenheimer International Bond Fund. During the reporting period, the net upward movement in U.S. Treasury rates resulted in U.S. Treasuries producing negative total returns. Certain credit sectors of the investment grade fixed income market also had negative results. Against this backdrop, while Oppenheimer Core Bond Fund produced a negative return, it also outperformed its benchmarks: the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad

Investment Grade Bond Index. Exposure to mortgage-backed securities and asset-backed securities benefited this underlying fund during the reporting period. Oppenheimer International Bond Fund declined in what was a volatile period for international bond markets. However, this underlying fund outperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index. While fixed-income funds detracted from performance, the Fund did receive positive contributions from fixed income holdings, particularly Oppenheimer Master Loan Fund, LLC, which invests primarily in senior loans. This underlying fund produced a modest positive return and underperformed its benchmark, the J.P. Morgan Leveraged Loan Index. Senior floating-rate bank loans generally produced moderately positive total returns over the reporting period.

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA Portfolio Manager

5        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Fixed Income Funds	42.7%
Domestic Equity Funds	23.2
Alternative Funds	17.6
Foreign Fixed Income Fund	10.8
Foreign Equity Funds	4.5
Money Market Fund	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Core Bond Fund, Cl. I	26.0%
Oppenheimer Limited-Term Government Fund, Cl. I	11.7
Oppenheimer International Bond Fund, Cl. I	10.8
Oppenheimer Value Fund, Cl. I	10.0
Oppenheimer Capital Appreciation Fund, Cl. I	9.9
Oppenheimer Master Inflation Protected Securities Fund, LLC	7.4
Oppenheimer Master Loan Fund, LLC	5.0
Oppenheimer Global Multi Strategies Fund, Cl. I	4.7
Oppenheimer Real Estate Fund, Cl. I	3.1
Oppenheimer International Growth Fund, Cl. I	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OACIX)	4/5/05	0.55%	1.59%	5.62%	1.56%

Class B (OBCIX)	4/5/05	0.11%	0.73%	4.76%	1.04%

Class C (OCCIX)	4/5/05	0.11%	0.74%	4.81%	0.76%

Class R (ONCIX)	4/5/05	0.44%	1.33%	5.34%	1.26%

Class Y (OYCIX)	4/5/05	0.55%	1.79%	5.88%	1.85%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OACIX)	4/5/05	-5.23%	-4.25%	4.38%	0.96%

Class B (OBCIX)	4/5/05	-4.89%	-4.28%	4.42%	1.04%

Class C (OCCIX)	4/5/05	-0.89%	-0.26%	4.81%	0.76%

Class R (ONCIX)	4/5/05	0.44%	1.33%	5.34%	1.26%

Class Y (OYCIX)	4/5/05	0.55%	1.79%	5.88%	1.85%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge (“CDSC”) of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the

7        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Actual	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During 6 Months Ended July 31, 2015

Class A	$1,000.00	$1,005.50	$2.24

Class B	1,000.00	1,001.10	6.02

Class C	1,000.00	1,001.10	6.02

Class R	1,000.00	1,004.40	3.48

Class Y	1,000.00	1,005.50	1.00
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.56	2.26

Class B	1,000.00	1,018.79	6.07

Class C	1,000.00	1,018.79	6.07

Class R	1,000.00	1,021.32	3.51

Class Y	1,000.00	1,023.80	1.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios

Class A	0.45%

Class B	1.21

Class C	1.21

Class R	0.70

Class Y	0.20

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS July 31, 2015 Unaudited

	Shares	Value

Investment Company—100.1%[1]
Alternative Funds—17.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	4,341,159	$8,812,552

Oppenheimer Global Multi Strategies Fund, Cl. I	1,107,723	28,889,404

Oppenheimer Gold & Special Minerals Fund, Cl. I	623,615	6,448,177

Oppenheimer Master Inflation Protected Securities Fund, LLC	3,919,982	45,590,223

Oppenheimer Real Estate Fund, Cl. I	659,201	18,820,202

		108,560,558

Domestic Equity Funds—23.3%
Oppenheimer Capital Appreciation Fund, Cl. I	904,095	60,981,204

Oppenheimer Main Street Mid Cap Fund, Cl. I	346,049	11,032,035

Oppenheimer Main Street Small Cap Fund, Cl. I	750,869	9,821,366

Oppenheimer Value Fund, Cl. I	1,840,723	61,608,995

		143,443,600

Domestic Fixed Income Funds—42.7%
Oppenheimer Core Bond Fund, Cl. I	23,420,205	160,428,403

Oppenheimer Limited-Term Government Fund, Cl. I	7,992,506	72,252,250

Oppenheimer Master Loan Fund, LLC	2,079,253	30,770,837

		263,451,490

Foreign Equity Funds—4.5%
Oppenheimer Developing Markets Fund, Cl. I	120,745	4,019,609

Oppenheimer International Growth Fund, Cl. I	293,508	11,188,526

Oppenheimer International Small Company Fund, Cl. I	84,506	3,143,608

Oppenheimer International Value Fund, Cl. I	520,579	9,620,300

		27,972,043

Foreign Fixed Income Fund—10.8%
Oppenheimer International Bond Fund, Cl. I	11,484,677	66,381,434

Money Market Fund—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[3]	7,481,388	7,481,388

Total Investments, at Value (Cost $570,120,673)	100.1%	617,290,513

Net Other Assets (Liabilities)	(0.1)	(362,085)

Net Assets	100.0%	$616,928,428

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2015

Oppenheimer Capital Appreciation Fund, Cl. I	896,582	32,440	24,927	904,095
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	4,278,585	272,018	209,444	4,341,159
Oppenheimer Core Bond Fund, Cl. I	22,803,520	1,355,497	738,812	23,420,205
Oppenheimer Developing Markets Fund, Cl. I	119,453	5,492	4,200	120,745

11        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2015

Oppenheimer Global Multi Strategies Fund, Cl. I	1,096,904	46,296	35,477	1,107,723
Oppenheimer Gold & Special Minerals Fund, Cl. I	615,046	36,767	28,198	623,615
Oppenheimer Institutional Money Market Fund, Cl. E	7,406,062	325,093	249,767	7,481,388
Oppenheimer International Bond Fund, Cl. I	11,160,100	708,367	383,790	11,484,677
Oppenheimer International Growth Fund, Cl. I	290,448	12,937	9,877	293,508
Oppenheimer International Small Company Fund, Cl. I	83,709	3,408	2,611	84,506
Oppenheimer International Value Fund, Cl. I	515,257	22,343	17,021	520,579
Oppenheimer Limited-Term Government Fund, Cl. I	7,845,350	408,875	261,719	7,992,506
Oppenheimer Main Street Mid Cap Fund, Cl. I	342,765	13,734	10,450	346,049
Oppenheimer Main Street Small Cap Fund, Cl. I	744,755	27,309	21,195	750,869
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,880,956	167,237	128,211	3,919,982
Oppenheimer Master Loan Fund, LLC	2,058,790	88,093	67,630	2,079,253
Oppenheimer Real Estate Fund, Cl. I	648,355	29,219	18,373	659,201
Oppenheimer Value Fund, Cl. I	1,810,054	86,106	55,437	1,840,723

		Value	Income	Realized Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. I		$60,981,204	$—	$887,134
Oppenheimer Commodity Strategy Total Return Fund, Cl. I		8,812,552	—	(1,052)
Oppenheimer Core Bond Fund, Cl. I		160,428,403	2,712,867	1,032,811
Oppenheimer Developing Markets Fund, Cl. I		4,019,609	—	34,248
Oppenheimer Global Multi Strategies Fund, Cl. I		28,889,404	—	41,605
Oppenheimer Gold & Special Minerals Fund, Cl. I		6,448,177	—	24,578
Oppenheimer Institutional Money Market Fund, Cl. E		7,481,388	4,916	—
Oppenheimer International Bond Fund, Cl. I		66,381,434	1,216,954	74,573
Oppenheimer International Growth Fund, Cl. I		11,188,526	—	155,050
Oppenheimer International Small Company Fund, Cl. I		3,143,608	—	46,789
Oppenheimer International Value Fund, Cl. I		9,620,300	—	94,686
Oppenheimer Limited-Term Government Fund, Cl. I		72,252,250	616,330	127,677
Oppenheimer Main Street Mid Cap Fund, Cl. I		11,032,035	—	155,121
Oppenheimer Main Street Small Cap Fund, Cl. I		9,821,366	—	29,071
Oppenheimer Master Inflation Protected Securities Fund, LLC		45,590,223	365,033[b]	116,169[b]
Oppenheimer Master Loan Fund, LLC		30,770,837	803,175[c]	(274,492)[c]
Oppenheimer Real Estate Fund, Cl. I		18,820,202	148,655	357,070
Oppenheimer Value Fund, Cl. I		61,608,995	460,078	1,050,831

Total		$617,290,513	$6,328,008	$3,951,869

12        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Footnotes to Statement of Investments (Continued)

 a. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

 b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

 c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period ended.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $570,120,673)	$617,290,513

Receivables and other assets:
Dividends	828,113
Shares of beneficial interest sold	334,392
Investments sold	179,628
Other	37,245

Total assets	618,669,891

Liabilities
Bank overdraft	215,336

Payables and other liabilities:
Investments purchased	830,622
Shares of beneficial interest redeemed	509,838
Distribution and service plan fees	136,901
Trustees’ compensation	35,232
Shareholder communications	2,305
Other	11,229

Total liabilities	1,741,463

Net Assets	$616,928,428

Composition of Net Assets
Par value of shares of beneficial interest	$67,969

Additional paid-in capital	667,302,905

Accumulated net investment income	8,980,811

Accumulated net realized loss on investments	(106,593,097)

Net unrealized appreciation on investments	47,169,840

Net Assets	$616,928,428

14        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $392,489,747 and 43,045,855 shares of beneficial interest outstanding)	$9.12
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.68

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,333,449 and 1,581,559 shares of beneficial interest outstanding)	$9.06

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $161,316,691 and 17,978,644 shares of beneficial interest outstanding)	$8.97

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,131,196 and 4,417,048 shares of beneficial interest outstanding)	$9.09

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $8,657,345 and 945,885 shares of beneficial interest outstanding)	$9.15

See accompanying Notes to Financial Statements.

15        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2015 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$363,914
Dividends	1,119
Net expenses	(99,893)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	265,140

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	802,181
Dividends	994
Net expenses	(50,231)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	752,944

Total allocation of net investment income from master funds	1,018,084

Investment Income
Dividends from affiliated companies	5,159,800

Interest	259

Total investment income	5,160,059

Expenses

Distribution and service plan fees:
Class A	475,835
Class B	78,650
Class C	816,613
Class R	103,888

Transfer and shareholder servicing agent fees:
Class A	424,156
Class B	17,349
Class C	179,813
Class R	45,885
Class Y	8,363

Shareholder communications:
Class A	5,295
Class B	641
Class C	2,657
Class R	527
Class Y	27

Trustees’ compensation	4,615

Custodian fees and expenses	2,777

Borrowing fees	319

Other	74,587

Total expenses	2,241,997
Less waivers and reimbursements of expenses	(307,075)

Net expenses	1,934,922

Net Investment Income	4,243,221

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

16        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain on investments form affiliated companies	$4,110,192

Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	116,169
Oppenheimer Master Loan Fund, LLC	(274,492)

Net realized gain	3,951,869

Net change in unrealized appreciation/depreciation on investments	(4,653,866)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	(1,586,463)
Oppenheimer Master Loan Fund, LLC	290,397

Net change in unrealized appreciation/depreciation	(5,949,932)

Net Increase in Net Assets Resulting from Operations	$2,245,158

See accompanying Notes to Financial Statements.

17        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 30, 2015[1]

Operations
Net investment income	$4,243,221	$9,282,081

Net realized gain	3,951,869	23,488,087

Net change in unrealized appreciation/depreciation	(5,949,932)	(2,831,524)

Net increase in net assets resulting from operations	2,245,158	29,938,644

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(6,195,090)
Class B	—	(129,428)
Class C	—	(1,541,446)
Class R2	—	(616,891)
Class Y	—	(140,533)

	—	(8,623,388)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	13,433,280	35,673,986
Class B	(3,317,384)	(6,749,607)
Class C	(1,909,892)	3,197,962
Class R2	(2,904,179)	(2,049,003)
Class Y	1,661,622	3,317,396

	6,963,447	33,390,734

Net Assets
Total increase	9,208,605	54,705,990

Beginning of period	607,719,823	553,013,833

End of period (including accumulated net investment income of $8,980,811 and $4,737,590, respectively)	$616,928,428	$607,719,823

1. January 30, 2015, represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N Shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.07		$8.74	$8.57	$8.13	$8.12	$7.39

Income (loss) from investment operations:
Net investment income[2]	0.07		0.17	0.18	0.20	0.25	0.23
Net realized and unrealized gain (loss)	(0.02)		0.31	0.14	0.42	0.00[3]	0.72

Total from investment operations	0.05		0.48	0.32	0.62	0.25	0.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.15)	(0.15)	(0.18)	(0.24)	(0.22)

Net asset value, end of period	$9.12		$9.07	$8.74	$8.57	$8.13	$8.12

Total Return, at Net Asset Value[4]	0.55%		5.54%	3.75%	7.62%	3.17%	12.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392,490		$377,253	$328,792	$312,860	$238,435	$216,715

Average net assets (in thousands)	$386,682		$356,752	$321,008	$263,955	$228,718	$191,109

Ratios to average net assets:[5,6]
Net investment income	1.62%		1.84%	2.04%	2.33%	3.05%	2.94%
Expenses excluding interest and fees from borrowings	0.55%		0.53%	0.52%	0.49%	0.48%	0.49%
Interest and fees from borrowings	0.00%	[7]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.55%		0.53%	0.52%	0.49%	0.48%	0.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%		0.43%	0.41%	0.41%	0.48%	0.49%

Portfolio turnover rate	3%		14%	12%	27%	12%	36%

19        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.08%
Year Ended January 30, 2015	1.06%
Year Ended January 31, 2014	1.08%
Year Ended January 31, 2013	1.08%
Year Ended January 31, 2012	1.10%
Year Ended January 31, 2011	1.10%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class B	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.05		$8.70	$8.52	$8.07	$8.07	$7.35

Income (loss) from investment operations:
Net investment income[2]	0.04		0.09	0.10	0.12	0.18	0.16
Net realized and unrealized gain (loss)	(0.03)		0.33	0.15	0.43	(0.01)	0.71

Total from investment operations	0.01		0.42	0.25	0.55	0.17	0.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.07)	(0.07)	(0.10)	(0.17)	(0.15)

Net asset value, end of period	$9.06		$9.05	$8.70	$8.52	$8.07	$8.07

Total Return, at Net Asset Value[3]	0.11%		4.78%	2.90%	6.84%	2.15%	11.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,333		$17,607	$23,457	$30,526	$31,443	$31,470

Average net assets (in thousands)	$15,806		$20,359	$26,741	$30,910	$30,889	$29,729

Ratios to average net assets:[4,5]
Net investment income	0.98%		1.04%	1.16%	1.47%	2.16%	2.07%
Expenses excluding interest and fees from borrowings	1.31%		1.28%	1.31%	1.31%	1.34%	1.37%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.31%		1.28%	1.31%	1.31%	1.34%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%		1.18%	1.20%	1.23%	1.34%	1.36%

Portfolio turnover rate	3%		14%	12%	27%	12%	36%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.84%
Year Ended January 30, 2015	1.81%
Year Ended January 31, 2014	1.87%
Year Ended January 31, 2013	1.90%
Year Ended January 31, 2012	1.96%
Year Ended January 31, 2011	1.98%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$8.96		$8.63	$8.47	$8.04	$8.04	$7.33

Income (loss) from investment operations:
Net investment income[2]	0.04		0.10	0.11	0.13	0.19	0.17
Net realized and unrealized gain (loss)	(0.03)		0.32	0.14	0.42	(0.01)	0.70

Total from investment operations	0.01		0.42	0.25	0.55	0.18	0.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.09)	(0.09)	(0.12)	(0.18)	(0.16)

Net asset value, end of period	$8.97		$8.96	$8.63	$8.47	$8.04	$8.04

Total Return, at Net Asset Value[3]	0.11%		4.83%	2.89%	6.90%	2.34%	11.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,317		$163,041	$153,973	$153,128	$119,266	$105,918

Average net assets (in thousands)	$163,925		$160,307	$154,195	$131,124	$112,026	$97,991

Ratios to average net assets:[4,5]
Net investment income	0.88%		1.08%	1.26%	1.59%	2.29%	2.15%
Expenses excluding interest and fees from borrowings	1.31%		1.28%	1.28%	1.23%	1.24%	1.27%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.31%		1.28%	1.28%	1.23%	1.24%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%		1.18%	1.17%	1.15%	1.24%	1.27%

Portfolio turnover rate	3%		14%	12%	27%	12%	36%

22        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.84%
Year Ended January 30, 2015	1.81%
Year Ended January 31, 2014	1.84%
Year Ended January 31, 2013	1.82%
Year Ended January 31, 2012	1.86%
Year Ended January 31, 2011	1.88%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.05		$8.72	$8.55	$8.10	$8.09	$7.36

Income (loss) from investment operations:
Net investment income[2]	0.06		0.14	0.15	0.17	0.22	0.20
Net realized and unrealized gain (loss)	(0.02)		0.32	0.14	0.43	0.00[3]	0.72

Total from investment operations	0.04		0.46	0.29	0.60	0.22	0.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.13)	(0.12)	(0.15)	(0.21)	(0.19)

Net asset value, end of period	$9.09		$9.05	$8.72	$8.55	$8.10	$8.09

Total Return, at Net Asset Value[4]	0.44%		5.28%	3.40%	7.40%	2.80%	12.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,131		$42,872	$43,246	$50,510	$47,055	$54,286

Average net assets (in thousands)	$41,834		$43,215	$47,223	$46,844	$50,465	$54,933

Ratios to average net assets:[5,6]
Net investment income	1.40%		1.58%	1.69%	2.00%	2.69%	2.63%
Expenses excluding interest and fees from borrowings	0.80%		0.78%	0.79%	0.80%	0.77%	0.81%
Interest and fees from borrowings	0.00%	[7]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.80%		0.78%	0.79%	0.80%	0.77%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%		0.68%	0.68%	0.72%	0.77%	0.79%

Portfolio turnover rate	3%		14%	12%	27%	12%	36%

24        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.33%
Year Ended January 30, 2015	1.31%
Year Ended January 31, 2014	1.35%
Year Ended January 31, 2013	1.39%
Year Ended January 31, 2012	1.39%
Year Ended January 31, 2011	1.42%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.10		$8.77	$8.60	$8.15	$8.14	$7.41

Income (loss) from investment operations:
Net investment income[2]	0.08		0.20	0.21	0.22	0.28	0.26
Net realized and unrealized gain (loss)	(0.03)		0.31	0.14	0.43	0.00[3]	0.72

Total from investment operations	0.05		0.51	0.35	0.65	0.28	0.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.18)	(0.18)	(0.20)	(0.27)	(0.25)

Net asset value, end of period	$9.15		$9.10	$8.77	$8.60	$8.15	$8.14

Total Return, at Net Asset Value[4]	0.55%		5.85%	4.01%	7.96%	3.47%	13.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,657		$6,947	$3,546	$2,886	$3,015	$2,047

Average net assets (in thousands)	$7,619		$4,601	$3,099	$2,922	$2,522	$1,398

Ratios to average net assets:[5,6]
Net investment income	1.74%		2.22%	2.37%	2.58%	3.42%	3.31%
Expenses excluding interest and fees from borrowings	0.30%		0.28%	0.27%	0.21%	0.17%	0.14%
Interest and fees from borrowings	0.00%	[7]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.30%		0.28%	0.27%	0.21%	0.17%	0.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.20%		0.18%	0.16%	0.13%	0.17%	0.14%

Portfolio turnover rate	3%		14%	12%	27%	12%	36%

26        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	0.83%
Year Ended January 30, 2015	0.81%
Year Ended January 31, 2014	0.83%
Year Ended January 31, 2013	0.80%
Year Ended January 31, 2012	0.79%
Year Ended January 31, 2011	0.75%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015 Unaudited

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

28        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

29        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended January 30, 2015, the Fund utilized $19,984,914 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$12,949,274
2019	44,255,962

Total	$57,205,236

At period end, it is estimated that the capital loss carryforwards would be $53,253,367 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $3,951,869 capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$570,120,673

Gross unrealized appreciation	$64,968,315
Gross unrealized depreciation	(17,798,475)

Net unrealized appreciation	$47,169,840

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for

30        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

2. Significant Accounting Policies (Continued)

which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

31        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$540,929,453	$76,361,060	$—	$617,290,513

Total Assets	$540,929,453	$76,361,060	$—	$617,290,513

32        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Core Bond Fund, accounted for 26.0% of the Fund’s net assets. Additional information on Oppenheimer Core Bond Fund, including the audited financials, can be found on the SEC website.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. Certain Underlying Funds in which the Fund invests are mutual funds registered under the Investment Company Act of 1940, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets

33        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Fund owns 2.4% of Master Loan and 27.4% of Master Inflation Protected Securities at period end.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2015		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	6,619,403	$60,597,046	12,661,976	$114,800,585
Dividends and/or distributions reinvested	—	—	670,257	6,052,424
Redeemed	(5,149,658)	(47,163,766)	(9,384,529)	(85,179,023)

Net increase	1,469,745	$13,433,280	3,947,704	$35,673,986

Class B
Sold	31,032	$281,945	234,514	$2,112,148
Dividends and/or distributions reinvested	—	—	14,142	127,556
Redeemed	(394,279)	(3,599,329)	(1,000,067)	(8,989,311)

Net decrease	(363,247)	$(3,317,384)	(751,411)	$(6,749,607)

Class C
Sold	1,958,542	$17,686,603	4,720,028	$42,167,152
Dividends and/or distributions reinvested	—	—	168,450	1,504,257
Redeemed	(2,170,671)	(19,596,495)	(4,533,367)	(40,473,447)

Net increase (decrease)	(212,129)	$(1,909,892)	355,111	$3,197,962

34        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

5. Shares of Beneficial Interest (Continued)

	Six Months Ended July 31, 2015		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class R2
Sold	588,951	$5,386,675	1,320,472	$11,942,630
Dividends and/or distributions reinvested	—	—	65,031	585,933
Redeemed	(907,742)	(8,290,854)	(1,611,082)	(14,577,566)

Net decrease	(318,791)	$(2,904,179)	(225,579)	$(2,049,003)

Class Y
Sold	313,645	$2,868,472	757,169	$6,955,195
Dividends and/or distributions reinvested	—	—	6,665	60,318
Redeemed	(131,423)	(1,206,850)	(404,549)	(3,698,117)

Net increase	182,222	$1,661,622	359,285	$3,317,396

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$30,634,430	$19,573,034

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.49%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

35        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2015	12,587

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

36        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

7. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2015	$109,888	$174	$12,801	$9,711	$186

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. This waiver and/or reimbursement may be modified or terminated as set forth according to the terms in the prospectus.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager

37        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

waived fees and/or reimbursed the Fund $307,075. This waiver and/or reimbursement may be terminated at any time.

8. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the period.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$3,014

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

38        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

40        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

41        OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®
The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0540.001.0715    September 23, 2015

Semiannual Report	7/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Portfolio Series
Moderate Investor
Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	S&P 500 Index
6-Month	3.38%	-2.57%	-1.47%	6.55%
1-Year	4.26	-1.74	2.82	11.21
5-Year	8.56	7.29	3.27	16.24
10-Year	3.23	2.62	4.61	7.72

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Performance Discussion1

During the reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 3.38%. In an environment where equities generally outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of -1.47%, but underperformed the S&P 500 Index’s return of 6.55%.

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies such as the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. The Federal Reserve (“Fed”) appeared to remain on track to raise U.S. rates during 2015, but made it clear that it will remain flexible on the timing and extent of rate hikes. In the closing months of the reporting period, concerns re-emerged around Greece’s debt situation and the possibility that the country would exit from the Eurozone. However, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit for the time being. Fears around slowing growth in China also impacted markets.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

3        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FUND REVIEW

The Fund received its strongest results from its investments in equity funds, with both domestic equity and foreign equity funds benefiting performance. The strongest performing domestic equity holdings for the Fund were Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund, which were also its largest equity holdings at period end. Oppenheimer Capital Appreciation Fund received its best results from holdings in the information technology, health care and consumer discretionary sectors. Relative to its benchmarks, this underlying fund outperformed the S&P 500 Index, but underperformed the Russell 1000 Growth Index due to weaker relative stock selection in the consumer discretionary sector. Oppenheimer Value Fund received its best results from holdings in the financials, health care and consumer staples sectors. This underlying fund significantly outperformed its benchmark, the Russell 1000 Value Index, which it outperformed in eight out of ten sectors. Among foreign equity funds, Oppenheimer International Growth Fund and Oppenheimer International Value Fund were the largest holdings and best performers. The strongest performing sector for both underlying funds was consumer discretionary. Both of these underlying funds benefited the Fund’s absolute performance and outperformed their benchmark, the MSCI All Country World ex-U.S. Index. The only underlying equity holding that detracted from performance was Oppenheimer Developing Markets Fund, which produced a negative return, but outperformed its benchmark, the

MSCI Emerging Markets Index. This underlying fund’s negative performance occurred in what was a volatile period for emerging markets, with concerns around China emerging.

The most significant detractor from performance was the Fund’s exposure to alternative investments. The largest detractors from performance in this area were Oppenheimer Gold & Special Minerals Fund and Oppenheimer Master Inflation Protected Securities Fund, LLC. Oppenheimer Gold & Special Minerals Fund produced negative returns as gold bullion prices and the stocks of most gold producers continued to move lower over the reporting period. Weak global economic growth, central bank interventions, a strong U.S. dollar, and low inflation sparked broad-based declines in the world’s commodities markets, including gold and other metals. Against this backdrop, this underlying fund significantly underperformed its benchmark, the MSCI World Index, as the broad global equity markets produced positive returns, whereas gold stocks declined sharply. However, this underlying fund outperformed the Philadelphia Gold & Silver Index, mainly due to its focus on profitable mining companies with higher quality reserves. Oppenheimer Master Inflation Protected Securities Fund, LLC, which was the Fund’s largest alternative holding at period end, invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. Investing in TIPS can help protect against an increase in inflation. This underlying fund produced a

4        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

negative return in an environment where inflation in the U.S. remained tame. On a relative basis, this underlying fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index.

Also detracting from performance to a lesser degree was the Fund’s fixed-income investments, due to the slight negative results of its largest fixed-income holding, Oppenheimer Core Bond Fund, and the performance of Oppenheimer International Bond Fund. During the reporting period, the net upward movement in U.S. Treasury rates resulted in U.S. Treasuries producing negative total returns. Certain credit sectors of the investment grade fixed income market also had negative results. Against this backdrop, while Oppenheimer Core Bond Fund produced a negative return, it also outperformed its benchmarks: the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index.

Mark Hamilton
Portfolio Manager

Exposure to mortgage-backed securities and asset-backed securities benefited this underlying fund during the reporting period. Oppenheimer International Bond Fund declined in what was a volatile period for international bond markets. However, this underlying fund outperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index. While fixed-income funds detracted from overall performance, the Fund did receive positive contributions from certain fixed income holdings, including Oppenheimer Master Loan Fund, LLC, which invests primarily in senior loans. This underlying fund produced a modest positive return while underperforming against its benchmark, the J.P. Morgan Leveraged Loan Index. Senior floating-rate bank loans generally produced moderately positive total returns over the reporting period.

Dokyoung Lee, CFA
Portfolio Manager

5        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Equity Funds	43.6%
Domestic Fixed Income Funds	24.7
Foreign Equity Funds	15.7
Alternative Funds	9.1
Foreign Fixed Income Fund	6.2
Money Market Fund	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Value Fund, Cl. I	18.7%
Oppenheimer Capital Appreciation Fund, Cl. I	18.6
Oppenheimer Core Bond Fund, Cl. I	15.1
Oppenheimer Limited-Term Government Fund, Cl. I	6.8
Oppenheimer International Growth Fund, Cl. I	6.2
Oppenheimer International Bond Fund, Cl. I	6.2
Oppenheimer International Value Fund, Cl. I	5.4
Oppenheimer Master Inflation Protected Securities Fund, LLC	4.3
Oppenheimer Main Street Mid Cap Fund, Cl. I	3.3
Oppenheimer Main Street Small Cap Fund, Cl. I	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAMIX)	4/5/05	3.38%	4.26%	8.56%	3.23%
Class B (OBMIX)	4/5/05	2.94%	3.42%	7.67%	2.71%
Class C (OCMIX)	4/5/05	2.96%	3.50%	7.72%	2.44%
Class R (ONMIX)	4/5/05	3.21%	3.99%	8.28%	2.96%
Class Y (OYMIX)	4/5/05	3.45%	4.44%	8.81%	3.56%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAMIX)	4/5/05	-2.57%	-1.74%	7.29%	2.62%
Class B (OBMIX)	4/5/05	-2.06%	-1.58%	7.37%	2.71%
Class C (OCMIX)	4/5/05	1.96%	2.50%	7.72%	2.44%
Class R (ONMIX)	4/5/05	3.21%	3.99%	8.28%	2.96%
Class Y (OYMIX)	4/5/05	3.45%	4.44%	8.81%	3.56%

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs,

7        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Actual	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During 6 Months Ended July 31, 2015

Class A	$1,000.00	$1,033.80	$2.17

Class B	1,000.00	1,029.40	6.06

Class C	1,000.00	1,029.60	6.01

Class R	1,000.00	1,032.10	3.48

Class Y	1,000.00	1,034.50	0.96

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.66	2.16

Class B	1,000.00	1,018.84	6.02

Class C	1,000.00	1,018.89	5.97

Class R	1,000.00	1,021.37	3.46

Class Y	1,000.00	1,023.85	0.95

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios

Class A	0.43%

Class B	1.20

Class C	1.19

Class R	0.69

Class Y	0.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS July 31, 2015 Unaudited

	Shares	Value

Investment Companies—100.1%[1]
Alternative Funds—9.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	5,373,442	$10,908,088

Oppenheimer Global Multi Strategies Fund, Cl. I	1,387,367	36,182,544

Oppenheimer Gold & Special Minerals Fund, Cl. I	775,661	8,020,334

Oppenheimer Master Inflation Protected Securities Fund, LLC	5,952,608	69,230,095

Oppenheimer Real Estate Fund, Cl. I	830,394	23,707,754

		148,048,815

Domestic Equity Funds—43.6%
Oppenheimer Capital Appreciation Fund, Cl. I	4,459,577	300,798,497

Oppenheimer Main Street Mid Cap Fund, Cl. I	1,673,810	53,361,064

Oppenheimer Main Street Small Cap Fund, Cl. I	3,761,150	49,195,847

Oppenheimer Value Fund, Cl. I	9,053,725	303,028,191

		706,383,599

Domestic Fixed Income Funds—24.7%
Oppenheimer Core Bond Fund, Cl. I	35,608,157	243,915,877

Oppenheimer Limited-Term Government Fund, Cl. I	12,140,470	109,749,849

Oppenheimer Master Loan Fund, LLC	3,158,129	46,737,106

		400,402,832

Foreign Equity Funds—15.7%
Oppenheimer Developing Markets Fund, Cl. I	1,101,959	36,684,208

Oppenheimer International Growth Fund, Cl. I	2,649,303	100,991,421

Oppenheimer International Small Company Fund, Cl. I	768,996	28,606,664

Oppenheimer International Value Fund, Cl. I	4,721,772	87,258,345

		253,540,638

Foreign Fixed Income Fund—6.2%
Oppenheimer International Bond Fund, Cl. I	17,426,357	100,724,343

Money Market Fund—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[3]	11,333,164	11,333,164

Total Investments, at Value (Cost $1,323,812,488)	100.1%	1,620,433,391

Net Other Assets (Liabilities)	(0.1)	(970,427)

Net Assets	100.0%	$1,619,462,964

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2015

Oppenheimer Capital Appreciation Fund, Cl. I	4,463,546	63,593	67,562	4,459,577
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	5,382,837	135,135	144,530	5,373,442
Oppenheimer Core Bond Fund, Cl. I	35,046,522	1,180,601	618,966	35,608,157
Oppenheimer Developing Markets Fund, Cl. I	1,103,385	19,884	21,310	1,101,959

11        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2015

Oppenheimer Global Multi Strategies Fund, Cl. I	1,388,909	22,991	24,533	1,387,367
Oppenheimer Gold & Special Minerals Fund, Cl. I	777,116	18,205	19,660	775,661
Oppenheimer Institutional Money Market Fund, Cl. E	11,345,424	196,348	208,608	11,333,164
Oppenheimer International Bond Fund, Cl. I	17,128,364	619,302	321,309	17,426,357
Oppenheimer International Growth Fund, Cl. I	2,652,120	46,898	49,715	2,649,303
Oppenheimer International Small Company Fund, Cl. I	769,682	12,493	13,179	768,996
Oppenheimer International Value Fund, Cl. I	4,726,894	81,070	86,192	4,721,772
Oppenheimer Limited-Term Government Fund, Cl. I	12,049,301	310,325	219,156	12,140,470
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,675,886	26,477	28,553	1,673,810
Oppenheimer Main Street Small Cap Fund, Cl. I	3,763,723	54,464	57,037	3,761,150
Oppenheimer Master Inflation Protected Securities Fund, LLC	5,959,378	100,588	107,358	5,952,608
Oppenheimer Master Loan Fund, LLC	3,161,380	53,387	56,638	3,158,129
Oppenheimer Real Estate Fund, Cl. I	824,698	18,464	12,768	830,394
Oppenheimer Value Fund, Cl. I	8,993,982	210,346	150,603	9,053,725

	Value	Income	Realized Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. I	$300,798,497	$—	$2,461,089
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	10,908,088	—	(2,558)
Oppenheimer Core Bond Fund, Cl. I	243,915,877	4,155,583	917,844
Oppenheimer Developing Markets Fund, Cl. I	36,684,208	—	179,476
Oppenheimer Global Multi Strategies Fund, Cl. I	36,182,544	—	27,176
Oppenheimer Gold & Special Minerals Fund, Cl. I	8,020,334	—	17,746
Oppenheimer Institutional Money Market Fund, Cl. E	11,333,164	7,501	—
Oppenheimer International Bond Fund, Cl. I	100,724,343	1,860,831	91,762
Oppenheimer International Growth Fund, Cl. I	100,991,421	—	998,313
Oppenheimer International Small Company Fund, Cl. I	28,606,664	—	233,226
Oppenheimer International Value Fund, Cl. I	87,258,345	—	744,894
Oppenheimer Limited-Term Government Fund, Cl. I	109,749,849	943,370	107,842
Oppenheimer Main Street Mid Cap Fund, Cl. I	53,361,064	—	420,504
Oppenheimer Main Street Small Cap Fund, Cl. I	49,195,847	—	75,344
Oppenheimer Master Inflation Protected Securities Fund, LLC	69,230,095	556,491 [b]	177,881 [b]
Oppenheimer Master Loan Fund, LLC	46,737,106	1,229,126 [c]	(420,443) [c]
Oppenheimer Real Estate Fund, Cl. I	23,707,754	188,502	250,683
Oppenheimer Value Fund, Cl. I	303,028,191	2,277,047	2,848,540

Total	$1,620,433,391	$11,218,451	$9,129,319

12        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Footnotes to Statement of Investments (Continued)

a. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies
(cost $1,323,812,488)	$1,620,433,391

Receivables and other assets:
Dividends	1,261,048
Shares of beneficial interest sold	957,461
Investments sold	243,641
Other	82,956

Total assets	1,622,978,497

Liabilities
Bank overdraft	693,221

Payables and other liabilities:
Investments purchased	1,264,858
Shares of beneficial interest redeemed	1,084,577
Distribution and service plan fees	362,421
Trustees’ compensation	92,245
Shareholder communications	2,923
Other	15,288

Total liabilities	3,515,533

Net Assets	$1,619,462,964

Composition of Net Assets
Par value of shares of beneficial interest	$147,985

Additional paid-in capital	1,504,330,748

Accumulated net investment income	6,721,173

Accumulated net realized loss on investments	(188,357,845)

Net unrealized appreciation on investments	296,620,903

Net Assets	$1,619,462,964

14        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,040,447,847 and 94,441,614 shares of beneficial interest outstanding)	$11.02

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.69

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,783,862 and 5,320,911 shares of beneficial interest outstanding)	$10.86

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $404,313,406 and 37,546,871 shares of beneficial interest outstanding)	$10.77

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $107,512,806 and 9,827,739 shares of beneficial interest outstanding)	$10.94

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,405,043 and 847,758 shares of beneficial interest outstanding)	$11.09

See accompanying Notes to Financial Statements.

15        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2015 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$554,779
Dividends	1,712
Net expenses	(152,852)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	403,639

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,227,606
Dividends	1,520
Net expenses	(76,869)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,152,257

Total allocation of net investment income from master funds	1,555,896

Investment Income
Dividends from affiliated companies	9,432,834
Interest	690

Total investment income	9,433,524

Expenses

Distribution and service plan fees:
Class A	1,255,021
Class B	318,933
Class C	2,007,425
Class R	270,832

Transfer and shareholder servicing agent fees:
Class A	1,133,153
Class B	70,287
Class C	442,476
Class R	119,385
Class Y	10,427

Shareholder communications:
Class A	7,254
Class B	1,869
Class C	3,314
Class R	474
Class Y	21

Trustees’ compensation	12,157

Custodian fees and expenses	6,005

Borrowing fees	839

Other	26,369

Total expenses	5,686,241
Less waivers and reimbursements of expenses	(565,005)

Net expenses	5,121,236

Net Investment Income	5,868,184

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

16        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain on investments from affiliated companies	$9,371,881

Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	177,881
Oppenheimer Master Loan Fund, LLC	(420,443)

Net realized gain	9,129,319

Net change in unrealized appreciation/depreciation on investments	33,689,741

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,701,936
Oppenheimer Master Loan Fund, LLC	690,218

Net change in unrealized appreciation/depreciation	36,081,895

Net Increase in Net Assets Resulting from Operations	$51,079,398

See accompanying Notes to Financial Statements.

17        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 30, 2015[1]

Operations
Net investment income	$ 5,868,184	$ 16,642,634

Net realized gain	9,129,319	96,835,949

Net change in unrealized appreciation/depreciation	36,081,895	(19,194,341)

Net increase in net assets resulting from operations	51,079,398	94,284,242

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(22,949,421)
Class B	—	(1,039,683)
Class C	—	(6,473,484)
Class R2	—	(2,193,859)
Class Y	—	(234,367)

	—	(32,890,814)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	17,031,371	64,115,611
Class B	(15,235,639)	(28,984,647)
Class C	4,294,632	13,819,630
Class R2	(2,208,059)	(8,564,109)
Class Y	(603,726)	(808,106)

	3,278,579	39,578,379

Net Assets
Total increase	54,357,977	100,971,807

Beginning of period	1,565,104,987	1,464,133,180

End of period (including accumulated net investment income of $6,721,173 and $852,989, respectively)	$ 1,619,462,964	$ 1,565,104,987

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.66		$10.23	$9.42	$8.67	$8.77	$7.72

Income (loss) from investment operations:
Net investment income[2]	0.05		0.14	0.15	0.18	0.21	0.18
Net realized and unrealized gain (loss)	0.31		0.54	0.80	0.73	(0.10)	1.05

Total from investment operations	0.36		0.68	0.95	0.91	0.11	1.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.25)	(0.14)	(0.16)	(0.21)	(0.18)

Net asset value, end of period	$11.02		$10.66	$10.23	$9.42	$8.67	$8.77

Total Return, at Net Asset Value[3]	3.38%		6.67%	10.00%	10.51%	1.31%	15.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,040,448		$989,811	$888,533	$763,081	$538,032	$542,308

Average net assets (in thousands)	$1,032,983		$962,358	$830,952	$606,831	$539,801	$491,634

Ratios to average net assets:[4,5]
Net investment income	0.97%		1.34%	1.56%	2.00%	2.38%	2.20%
Expenses excluding interest and fees from borrowings	0.50%		0.50%	0.49%	0.45%	0.45%	0.47%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.50%		0.50%	0.49%	0.45%	0.45%	0.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.43%		0.43%	0.41%	0.39%	0.45%	0.47%

Portfolio turnover rate	2%		14%	6%	23%	12%	43%

19        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.07%
Year Ended January 30, 2015	1.08%
Year Ended January 31, 2014	1.11%
Year Ended January 31, 2013	1.09%
Year Ended January 31, 2012	1.11%
Year Ended January 31, 2011	1.12%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class B	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.54		$10.10	$9.30	$8.56	$8.65	$7.62

Income (loss) from investment operations:
Net investment income[2]	0.01		0.04	0.06	0.09	0.13	0.11
Net realized and unrealized gain (loss)	0.31		0.55	0.78	0.73	(0.09)	1.03

Total from investment operations	0.32		0.59	0.84	0.82	0.04	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.15)	(0.04)	(0.08)	(0.13)	(0.11)

Net asset value, end of period	$10.86		$10.54	$10.10	$9.30	$8.56	$8.65

Total Return, at Net Asset Value[3]	2.94%		5.94%	9.07%	9.59%	0.49%	14.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,784		$70,936	$95,620	$112,666	$108,665	$118,398

Average net assets (in thousands)	$64,030		$84,071	$102,915	$106,286	$113,632	$111,116

Ratios to average net assets:[4,5]
Net investment income (loss)	0.14%		0.37%	0.62%	1.07%	1.48%	1.32%
Expenses excluding interest and fees from borrowings	1.27%		1.25%	1.27%	1.29%	1.32%	1.34%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.27%		1.25%	1.27%	1.29%	1.32%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%		1.18%	1.19%	1.23%	1.32%	1.34%

Portfolio turnover rate	2%		14%	6%	23%	12%	43%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.84%
Year Ended January 30, 2015	1.83%
Year Ended January 31, 2014	1.89%
Year Ended January 31, 2013	1.93%
Year Ended January 31, 2012	1.98%
Year Ended January 31, 2011	1.99%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.46		$10.04	$9.26	$8.54	$8.63	$7.61

Income (loss) from investment operations:
Net investment income[2]	0.01		0.06	0.08	0.11	0.14	0.12
Net realized and unrealized gain (loss)	0.30		0.54	0.76	0.71	(0.09)	1.02

Total from investment operations	0.31		0.60	0.84	0.82	0.05	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.18)	(0.06)	(0.10)	(0.14)	(0.12)

Net asset value, end of period	$10.77		$10.46	$10.04	$9.26	$8.54	$8.63

Total Return, at Net Asset Value[3]	2.96%		5.93%	9.11%	9.63%	0.65%	14.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$404,313		$388,409	$359,725	$313,572	$231,079	$230,368

Average net assets (in thousands)	$403,332		$383,852	$336,609	$257,063	$231,140	$209,895

Ratios to average net assets:[4,5]
Net investment income	0.21%		0.57%	0.79%	1.22%	1.61%	1.42%
Expenses excluding interest and fees from borrowings	1.26%		1.25%	1.25%	1.21%	1.22%	1.25%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.26%		1.25%	1.25%	1.21%	1.22%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%		1.18%	1.17%	1.15%	1.22%	1.25%

Portfolio turnover rate	2%		14%	6%	23%	12%	43%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.83%
Year Ended January 30, 2015	1.83%
Year Ended January 31, 2014	1.87%
Year Ended January 31, 2013	1.85%
Year Ended January 31, 2012	1.88%
Year Ended January 31, 2011	1.90%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class R	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.60		$10.17	$9.36	$8.62	$8.71	$7.67

Income (loss) from investment operations:
Net investment income[2]	0.04		0.11	0.12	0.15	0.18	0.16
Net realized and unrealized gain (loss)	0.30		0.54	0.80	0.72	(0.09)	1.04

Total from investment operations	0.34		0.65	0.92	0.87	0.09	1.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.22)	(0.11)	(0.13)	(0.18)	(0.16)

Net asset value, end of period	$10.94		$10.60	$10.17	$9.36	$8.62	$8.71

Total Return, at Net Asset Value[3]	3.21%		6.40%	9.76%	10.17%	1.12%	15.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,513		$106,271	$110,232	$115,659	$95,267	$109,375

Average net assets (in thousands)	$108,849		$109,830	$111,927	$99,577	$105,816	$101,701

Ratios to average net assets:[4,5]
Net investment income	0.72%		1.02%	1.21%	1.71%	2.08%	1.93%
Expenses excluding interest and fees from borrowings	0.76%		0.75%	0.74%	0.71%	0.72%	0.73%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.76%		0.75%	0.74%	0.71%	0.72%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%		0.68%	0.66%	0.65%	0.72%	0.73%

Portfolio turnover rate	2%		14%	6%	23%	12%	43%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.33%
Year Ended January 30, 2015	1.33%
Year Ended January 31, 2014	1.36%
Year Ended January 31, 2013	1.35%
Year Ended January 31, 2012	1.38%
Year Ended January 31, 2011	1.38%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.72		$10.28	$9.47	$8.70	$8.80	$7.75

Income (loss) from investment operations:
Net investment income[2]	0.07		0.15	0.19	0.18	0.24	0.22
Net realized and unrealized gain (loss)	0.30		0.57	0.79	0.75	(0.11)	1.04

Total from investment operations	0.37		0.72	0.98	0.93	0.13	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.28)	(0.17)	(0.16)	(0.23)	(0.21)

Net asset value, end of period	$11.09		$10.72	$10.28	$9.47	$8.70	$8.80

Total Return, at Net Asset Value[3]	3.45%		6.95%	10.29%	10.72%	1.57%	16.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,405		$9,678	$10,023	$8,530	$9,505	$6,631

Average net assets (in thousands)	$9,502		$10,303	$9,064	$8,449	$8,314	$4,695

Ratios to average net assets:[4,5]
Net investment income	1.27%		1.41%	1.93%	2.01%	2.71%	2.68%
Expenses excluding interest and fees from borrowings	0.26%		0.25%	0.15%	0.31%	0.25%	0.08%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.26%		0.25%	0.15%	0.31%	0.25%	0.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%		0.19%	0.07%	0.24%	0.25%	0.08%

Portfolio turnover rate	2%		14%	6%	23%	12%	43%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	0.83%
Year Ended January 30, 2015	0.83%
Year Ended January 31, 2014	0.77%
Year Ended January 31, 2013	0.95%
Year Ended January 31, 2012	0.91%
Year Ended January 31, 2011	0.73%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015 Unaudited

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

25        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

26        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

2. Significant Accounting Policies (Continued)

investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended January 30, 2015, the Fund utilized $89,872,417 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2019	$124,089,170

At period end, it is estimated that the capital loss carryforwards would be $114,959,851 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $9,129,319 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,323,812,488

Gross unrealized appreciation	$320,348,160
Gross unrealized depreciation	(23,727,257)

Net unrealized appreciation	$296,620,903

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim

27        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing

28        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

3. Securities Valuation (Continued)

securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$1,504,466,190	$115,967,201	$—	$1,620,433,391

Total Assets	$1,504,466,190	$115,967,201	$—	$1,620,433,391

29        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. Certain Underlying Funds in which the Fund invests are mutual funds registered under the Investment Company Act of 1940, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Fund owns 3.6% of Master Loan and 41.6% of Master Inflation Protected Securities at period end.

30        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2015		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	9,670,044	$106,275,573	19,753,657	$212,181,762
Dividends and/or distributions reinvested	—	—	2,097,896	22,594,349
Redeemed	(8,113,466)	(89,244,202)	(15,847,462)	(170,660,500)

Net increase	1,556,578	$17,031,371	6,004,091	$64,115,611

Class B
Sold	64,845	$705,065	258,217	$2,731,236
Dividends and/or distributions reinvested	—	—	96,840	1,032,310
Redeemed	(1,471,318)	(15,940,704)	(3,093,210)	(32,748,193)

Net decrease	(1,406,473)	$(15,235,639)	(2,738,153)	$(28,984,647)

Class C
Sold	3,850,829	$41,463,565	7,693,586	$80,778,069
Dividends and/or distributions reinvested	—	—	603,196	6,375,781
Redeemed	(3,454,202)	(37,168,933)	(6,970,580)	(73,334,220)

Net increase	396,627	$4,294,632	1,326,202	$13,819,630

Class R2
Sold	942,326	$10,292,868	2,172,094	$23,143,871
Dividends and/or distributions reinvested	—	—	195,389	2,092,614
Redeemed	(1,144,732)	(12,500,927)	(3,180,242)	(33,800,594)

Net decrease	(202,406)	$(2,208,059)	(812,759)	$(8,564,109)

Class Y
Sold	113,010	$1,252,643	290,119	$3,142,141
Dividends and/or distributions reinvested	—	—	20,877	226,097
Redeemed	(168,199)	(1,856,369)	(382,907)	(4,176,344)

Net decrease	(55,189)	$(603,726)	(71,911)	$(808,106)

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R.

31        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$35,414,141	$27,605,769

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.53%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not

32        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

7. Fees and Other Transactions with Affiliates (Continued)

materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2015	$473,795	$2,612	$37,239	$22,884	$1,110

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after

33        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. This waiver and/or reimbursement may be modified or terminated as set forth according to the terms in the prospectus.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager waived fees and/or reimbursed the Fund $565,005. This waiver and/or reimbursement may be terminated at any time.

8. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the period.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$7,935

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the

34        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

9. Pending Litigation (Continued)

court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

35        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc.  All rights reserved.

37        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

39        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0545.001.0715 September 23, 2015

Semiannual Report	7/31/2015

OppenheimerFunds® The Right Way to Invest
Oppenheimer Portfolio Series Active Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Barclays U.S. Aggregate Bond Index
6-Month	5.20%	-0.85%	6.55%	-1.47%
1-Year	5.29	-0.76	11.21	2.82
5-Year	9.78	8.49	16.24	3.27
10-Year	4.32	3.71	7.72	4.61

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Performance Discussion1

During the reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 5.20%. In an environment where equities generally outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of -1.47%, but underperformed the S&P 500 Index’s return of 6.55%.

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies such as the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. The Federal Reserve (“the Fed”) appeared to remain on track to raise U.S. rates during 2015, but made it clear that it will remain flexible on the timing and extent of rate hikes. In the closing months of the reporting period, concerns re-emerged around Greece’s debt situation and the possibility that the country would exit from the Eurozone. However, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit for the time being. Fears around slowing growth in China also impacted markets.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC and Oppenheimer Master Loan Fund, LLC, which do not offer Class I shares.

3        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FUND REVIEW

At period end, the Fund had roughly 20% of its assets invested in an “active allocation” that seeks to take advantage of short- to mid-term market conditions, and 80% invested in a “static allocation.” Both allocations are comprised of Oppenheimer funds.

During the reporting period, the active allocation continued to have its largest allocation to equities, with roughly 43% invested in domestic equity underlying funds and 40% in foreign equity underlying funds. It also had approximately 9% in alternatives and 7% invested in fixed-income. The active allocation decreased its exposure to domestic equity funds and moved those assets to foreign equity funds during the reporting period. We made these changes over the first half of the reporting period, with the view that the dollar peaked and that international equities had better return potential than the U.S. The static allocation had roughly 50% invested in domestic equity, 27% in foreign equity, 18% in fixed-income and 5% in alternatives. Both allocations received their strongest results from investments in equity funds, with both domestic equity and foreign equity funds benefiting performance. The most significant detractor from the performance of both allocations was their exposure to alternative investments.

UNDERLYING INVESTMENTS REVIEW

The strongest performing domestic equity holdings for both the active and static allocations of the Fund were Oppenheimer Value Fund and Oppenheimer Capital

Appreciation Fund. Oppenheimer Capital Appreciation Fund received its best results from holdings in the information technology, health care and consumer discretionary sectors. Relative to its benchmarks, this underlying fund outperformed the S&P 500 Index, but underperformed the Russell 1000 Growth Index due to weaker relative stock selection in the consumer discretionary sector. Oppenheimer Value Fund received its best results from holdings in the financials, health care and consumer staples sectors. This underlying fund significantly outperformed its benchmark, the Russell 1000 Value Index, which it outperformed in eight out of ten sectors.

Among foreign equity funds, top performers for both allocations included Oppenheimer International Growth Fund, Oppenheimer International Value Fund and Oppenheimer International Small Company Fund. Oppenheimer International Growth Fund and Oppenheimer International Value Fund both outperformed their benchmark, the MSCI All Country World ex-U.S. Index. The strongest performing sector for both underlying funds was consumer discretionary. Oppenheimer International Small Company Fund performed positively and significantly outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index. This underlying fund received its best results from the health care, consumer discretionary and information technology sectors. It also outperformed in nine of out of ten sectors of its benchmark.

4        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Top detractors from performance in alternative investments for both allocations included Oppenheimer Gold & Special Minerals Fund and Oppenheimer Master Inflation Protected Securities Fund, LLC. Oppenheimer Gold & Special Minerals Fund produced negative returns as gold bullion prices and the stocks of most gold producers continued to move lower over the reporting period. Weak global economic growth, central bank interventions, a strong U.S. dollar, and low inflation sparked broad-based declines in the world’s commodities markets, including gold and other metals. Against this backdrop, this underlying fund significantly underperformed its benchmark, the MSCI World Index, as the broad global equity markets produced positive returns, whereas gold stocks declined sharply. However, this underlying fund outperformed the Philadelphia Gold & Silver Index, mainly due to its focus on profitable mining companies with higher quality reserves. Oppenheimer Master Inflation Protected Securities Fund, LLC, which was the Fund’s largest alternative holding at period end, invests primarily in Treasury Inflation Protected Securities (TIPS), whose performance is closely correlated to U.S. inflation rates. Investing in TIPS can help protect against an increase in inflation. This underlying fund produced a negative return in an environment where inflation in the U.S. remained tame. On a relative basis, this underlying fund underperformed its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index.

Both the active and static allocation received a slight negative contribution to return from fixed-income investments, stemming primarily from exposure to Oppenheimer International Bond Fund and Oppenheimer Core Bond Fund (note that the majority of the exposure to Oppenheimer Core Bond Fund stemmed from the static allocation). Oppenheimer International Bond Fund declined in what was a volatile period for international bond markets. However, this underlying fund outperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index. Oppenheimer Core Bond Fund produced a negative return, but outperformed its benchmarks: the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index. During the reporting period, the net upward movement in U.S. Treasury rates resulted in U.S. Treasuries producing negative total returns. Certain credit sectors of the investment grade fixed income market also had negative results. Exposure to mortgage-backed securities and asset-backed securities benefited this underlying fund during the reporting period.

While fixed-income funds detracted from performance, both allocations did receive positive contributions from fixed income holdings, particularly Oppenheimer Master Loan Fund, LLC, which invests primarily in senior loans. This underlying fund produced a

5        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

modest positive return and underperformed its benchmark, the J.P. Morgan Leveraged Loan Index. Senior floating-rate bank loans generally produced moderately positive total returns over the reporting period. The active allocation also had exposure to Oppenheimer Master Event-Linked Bond Fund, LLC, which provides exposure to catastrophe bonds, an asset class that produced modest positive results this reporting period.

Mark Hamilton	Caleb Wong
Portfolio Manager	Portfolio Manager

Dokyoung Lee, CFA
Portfolio Manager

6        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Domestic Equity Funds	49.3%
Foreign Equity Funds	30.4
Domestic Fixed Income Funds	11.3
Alternative Funds	5.2
Foreign Fixed Income Fund	3.4
Money Market Fund	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Value Fund, Cl. I	21.1%
Oppenheimer Capital Appreciation Fund, Cl. I	20.5
Oppenheimer International Growth Fund, Cl. I	12.1
Oppenheimer International Value Fund, Cl. I	10.1
Oppenheimer Core Bond Fund, Cl. I	6.8
Oppenheimer Developing Markets Fund, Cl. I	4.6
Oppenheimer Main Street Small Cap Fund, Cl. I	4.0
Oppenheimer Main Street Mid Cap Fund, Cl. I	3.7
Oppenheimer International Small Company Fund, Cl. I	3.7
Oppenheimer International Bond Fund, Cl. I	3.4
Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAAAX)	4/5/05	5.20%	5.29%	9.78%	4.32%
Class B (OAABX)	4/5/05	4.77%	4.43%	8.88%	3.82%
Class C (OAACX)	4/5/05	4.72%	4.40%	8.92%	3.54%
Class R (OAANX)	4/5/05	5.06%	4.94%	9.51%	4.10%
Class Y (OAAYX)	4/5/05	5.31%	5.47%	10.08%	4.68%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAAAX)	4/5/05	-0.85%	-0.76%	8.49%	3.71%
Class B (OAABX)	4/5/05	-0.23%	-0.58%	8.59%	3.82%
Class C (OAACX)	4/5/05	3.72%	3.40%	8.92%	3.54%
Class R (OAANX)	4/5/05	5.06%	4.94%	9.51%	4.10%
Class Y (OAAYX)	4/5/05	5.31%	5.47%	10.08%	4.68%

Performance data quoted represents past performance, which does not guarantee future results.   The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14. There is no sales charge for Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Barclays U.S. Aggregate Bond Index is an index of U.S.-dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the

8        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Actual	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During 6 Months Ended July 31, 2015

Class A	$ 1,000.00	$ 1,052.00	$ 2.80

Class B	1,000.00	1,047.70	6.72

Class C	1,000.00	1,047.20	6.67

Class R	1,000.00	1,050.60	4.13

Class Y	1,000.00	1,053.10	1.58
Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.07	2.76

Class B	1,000.00	1,018.25	6.63

Class C	1,000.00	1,018.30	6.58

Class R	1,000.00	1,020.78	4.07

Class Y	1,000.00	1,023.26	1.56

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios

Class A	0.55%

Class B	1.32

Class C	1.31

Class R	0.81

Class Y	0.31

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS July 31, 2015 Unaudited

	Shares	Value

Investment Company—100.2%[1]
Alternative Funds—5.2%
Oppenheimer Commodity Strategy Total Return Fund, Cl. I2	4,960,441	$10,069,695

Oppenheimer Global Multi Strategies Fund, Cl. I	884,281	23,062,059

Oppenheimer Gold & Special Minerals Fund, Cl. I	532,031	5,501,198

Oppenheimer Master Event-Linked Bond Fund, LLC	1,898,634	28,019,821

Oppenheimer Master Inflation Protected Securities Fund, LLC	4,435,856	51,589,947

Oppenheimer Real Estate Fund, Cl. I	489,675	13,980,233

		132,222,953

Domestic Equity Funds—49.4%
Oppenheimer Capital Appreciation Fund, Cl. I	7,726,181	521,130,932

Oppenheimer Main Street Mid Cap Fund, Cl. I	2,985,825	95,188,097

Oppenheimer Main Street Small Cap Fund, Cl. I	7,838,867	102,532,385

Oppenheimer Value Fund, Cl. I	16,082,848	538,292,929

		1,257,144,343

Domestic Fixed Income Funds—11.4%
Oppenheimer Core Bond Fund, Cl. I	25,349,608	173,644,814

Oppenheimer Limited-Term Government Fund, Cl. I	8,274,758	74,803,816

Oppenheimer Master Loan Fund, LLC	2,762,907	40,888,216

		289,336,846

Foreign Equity Funds—30.4%
Oppenheimer Developing Markets Fund, Cl. I	3,513,570	116,966,754

Oppenheimer International Growth Fund, Cl. I	8,073,632	307,766,835

Oppenheimer International Small Company Fund, Cl. I	2,516,092	93,598,614

Oppenheimer International Value Fund, Cl. I	13,858,214	256,099,791

		774,431,994

Foreign Fixed Income Fund—3.4%
Oppenheimer International Bond Fund, Cl. I	15,064,235	87,071,279

Money Market Fund—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.16%[3]	10,678,316	10,678,316

Total Investments, at Value (Cost $1,875,419,658)	100.2%	2,550,885,731

Net Other Assets (Liabilities)	(0.2)	(4,238,663)

Net Assets	100.0%	$2,546,647,068

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2015

Oppenheimer Capital Appreciation Fund, Cl. I	8,121,027	91,935	486,781	7,726,181
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	3,778,672	1,344,254	162,485	4,960,441
Oppenheimer Core Bond Fund, Cl. I	25,208,580	784,169	643,141	25,349,608
Oppenheimer Developing Markets Fund, Cl. I	3,105,321	503,587	95,338	3,513,570

12        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Footnotes to Statement of Investments (Continued)

	Shares January 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2015

Oppenheimer Global Multi Strategies Fund, Cl. I	818,005	88,823	22,547	884,281
Oppenheimer Gold & Special Minerals Fund, Cl. I	545,671	9,658	23,298	532,031
Oppenheimer Institutional Money Market Fund, Cl. E	10,776,892	3,048,616	3,147,192	10,678,316
Oppenheimer International Bond Fund, Cl. I	13,870,807	1,590,311	396,883	15,064,235
Oppenheimer International Growth Fund, Cl. I	7,643,945	641,781	212,094	8,073,632
Oppenheimer International Small Company Fund, Cl. I	2,498,402	80,081	62,391	2,516,092
Oppenheimer International Value Fund, Cl. I	13,512,545	707,617	361,948	13,858,214
Oppenheimer Limited-Term Government Fund, Cl. I	8,306,835	186,438	218,515	8,274,758
Oppenheimer Main Street Mid Cap Fund, Cl. I	3,108,894	37,923	160,992	2,985,825
Oppenheimer Main Street Small Cap Fund, Cl. I	8,942,910	98,716	1,202,759	7,838,867
Oppenheimer Master Event-Linked Bond Fund, LLC	1,870,636	75,313	47,315	1,898,634
Oppenheimer Master Inflation Protected Securities Fund, LLC	4,478,033	74,337	116,514	4,435,856
Oppenheimer Master Loan Fund, LLC	2,844,055	37,745	118,893	2,762,907
Oppenheimer Real Estate Fund, Cl. I	529,664	9,851	49,840	489,675
Oppenheimer Value Fund, Cl. I	16,673,265	328,570	918,987	16,082,848

	Value	Income	Realized Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. I	$521,130,932	$—	$17,676,723
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	10,069,695	—	(34,589)
Oppenheimer Core Bond Fund, Cl. I	173,644,814	2,967,187	924,854
Oppenheimer Developing Markets Fund, Cl. I	116,966,754	—	1,929,836
Oppenheimer Global Multi Strategies Fund, Cl. I	23,062,059	—	25,766
Oppenheimer Gold & Special Minerals Fund, Cl. I	5,501,198	—	23,355
Oppenheimer Institutional Money Market Fund, Cl. E	10,678,316	7,058	—
Oppenheimer International Bond Fund, Cl. I	87,071,279	1,599,204	30,341
Oppenheimer International Growth Fund, Cl. I	307,766,835	—	4,485,002
Oppenheimer International Small Company Fund, Cl. I	93,598,614	—	1,002,555
Oppenheimer International Value Fund, Cl. I	256,099,791	—	1,904,452
Oppenheimer Limited-Term Government Fund, Cl. I	74,803,816	645,021	(772)
Oppenheimer Main Street Mid Cap Fund, Cl. I	95,188,097	—	1,681,090
Oppenheimer Main Street Small Cap Fund, Cl. I	102,532,385	—	866,003
Oppenheimer Master Event-Linked Bond Fund, LLC	28,019,821	792,348 [b]	51,315 [b]
Oppenheimer Master Inflation Protected Securities Fund, LLC	51,589,947	413,273 [c]	132,851 [c]
Oppenheimer Master Loan Fund, LLC	40,888,216	1,081,215 [d]	(370,674) [d]

13        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)

Oppenheimer Real Estate Fund, Cl. I	$13,980,233	$111,344	$946,790
Oppenheimer Value Fund, Cl. I	538,292,929	4,052,930	16,398,242

Total	$2,550,885,731	$11,669,580	$47,673,140

a. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,875,419,658)	$2,550,885,731

Receivables and other assets:
Shares of beneficial interest sold	1,221,633
Dividends	950,541
Other	150,325

Total assets	2,553,208,230

Liabilities
Bank overdraft	762,285

Payables and other liabilities:
Shares of beneficial interest redeemed	3,941,209
Investments purchased	1,050,193
Distribution and service plan fees	566,505
Trustees’ compensation	217,961
Shareholder communications	5,471
Other	17,538

Total liabilities	6,561,162

Net Assets	$2,546,647,068

Composition of Net Assets
Par value of shares of beneficial interest	$201,112

Additional paid-in capital	2,402,115,229

Accumulated net investment income	33,310,005

Accumulated net realized loss on investments	(564,445,351)

Net unrealized appreciation on investments	675,466,073

Net Assets	$2,546,647,068

15        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,700,670,093 and 133,414,754 shares of beneficial interest outstanding)	$12.75

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.53

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $108,870,392 and 8,688,995 shares of beneficial interest outstanding)	$12.53

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $581,446,335 and 46,762,463 shares of beneficial interest outstanding)	$12.43

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $123,303,500 and 9,737,729 shares of beneficial interest outstanding)	$12.66

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $32,356,748 and 2,507,714 shares of beneficial interest outstanding)	$12.90

See accompanying Notes to Financial Statements.

16        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2015 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$791,993
Dividends	355
Net expenses	(60,549)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	731,799

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	411,995
Dividends	1,278
Net expenses	(114,218)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	299,055

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,079,882
Dividends	1,333
Net expenses	(67,610)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,013,605

Total allocation of net investment income from master funds	2,044,459

Investment Income
Dividends — affiliated companies	9,382,744
Interest	1,070

Total investment income	9,383,814

Expenses
Distribution and service plan fees:
Class A	2,070,298
Class B	604,904
Class C	2,888,448
Class R	310,647

Transfer and shareholder servicing agent fees:
Class A	1,853,918
Class B	133,278
Class C	636,436
Class R	137,030
Class Y	35,296

Shareholder communications:
Class A	11,502
Class B	3,282
Class C	3,804
Class R	462
Class Y	29

Asset allocation fees	1,270,890

Trustees’ compensation	19,167

Custodian fees and expenses	10,889

Borrowing fees	1,324

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

17        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Expenses (Continued)
Other	$34,945

Total expenses	10,026,549
Less waivers and reimbursements of expenses	(508,356)

Net expenses	9,518,193

Net Investment Income	1,910,080

Realized and Unrealized Gain (Loss)
Net realized gain on investments from affiliated companies	47,859,648

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	51,315
Oppenheimer Master Inflation Protected Securities Fund, LLC	132,851
Oppenheimer Master Loan Fund, LLC	(370,674)

Net realized gain	47,673,140

Net change in unrealized appreciation/depreciation on investments	76,130,077

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(537,486)
Oppenheimer Master Inflation Protected Securities Fund, LLC	(1,825,570)
Oppenheimer Master Loan Fund, LLC	403,287

Net change in unrealized appreciation/depreciation	74,170,308

Net Increase in Net Assets Resulting from Operations	$123,753,528

See accompanying Notes to Financial Statements.

18        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 30, 2015[1]

Operations
Net investment income	$1,910,080	$17,149,498

Net realized gain	47,673,140	202,125,388

Net change in unrealized appreciation/depreciation	74,170,308	(76,613,887)

Net increase in net assets resulting from operations	123,753,528	142,660,999

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(16,079,071)
Class B	—	(12,187)
Class C	—	(1,602,716)
Class R2	—	(875,829)
Class Y	—	(322,353)

	—	(18,892,156)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	17,879,621	24,413,772
Class B	(31,836,475)	(73,349,921)
Class C	(2,814,154)	(5,913,924)
Class R2	(2,695,165)	(14,825,191)
Class Y	166,011	20,832,778

	(19,300,162)	(48,842,486)

Net Assets
Total increase	104,453,366	74,926,357

Beginning of period	2,442,193,702	2,367,267,345

End of period (including accumulated net investment income of $33,310,005 and $31,399,925, respectively)	$2,546,647,068	$2,442,193,702

1. January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013		Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$12.12		$11.52	$10.27	$9.25		$9.66	$8.19

Income (loss) from investment operations:
Net investment income[2]	0.02		0.11	0.13	0.15		0.16	0.15
Net realized and unrealized gain (loss)	0.61		0.61	1.28	1.02		(0.36)	1.41

Total from investment operations	0.63		0.72	1.41	1.17		(0.20)	1.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.12)	(0.16)	(0.15)		(0.21)	(0.09)

Net asset value, end of period	$12.75		$12.12	$11.52	$10.27		$9.25	$9.66

Total Return, at Net Asset Value[3]	5.20%		6.26%	13.73%	12.67%		(2.02)%	19.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,700,670		$1,599,618	$1,496,909	$1,308,798		$1,097,812	$1,201,751

Average net assets (in thousands)	$1,690,110		$1,591,772	$1,416,982	$1,153,465		$1,147,826	$1,124,399

Ratios to average net assets:[4,5]
Net investment income	0.37%		0.93%	1.14%	1.56%		1.63%	1.70%
Expenses excluding interest and fees from borrowings	0.59%		0.59%	0.59%	0.56%		0.55%	0.57%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%		0.00%	0.00%

Total expenses[7]	0.59%		0.59%	0.59%	0.56%		0.55%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%		0.55%	0.54%	0.52%		0.55%	0.57%

Portfolio turnover rate	4%		15%	9%	28%	[8]	21%[8]	54%

20        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.21%
Year Ended January 30, 2015	1.21%
Year Ended January 31, 2014	1.26%
Year Ended January 31, 2013	1.24%
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.27%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

21        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.96	$11.34	$10.10	$9.09	$9.49	$8.05

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.01	0.01	0.06	0.07	0.07
Net realized and unrealized gain (loss)	0.60	0.61	1.29	1.00	(0.35)	1.38

Total from investment operations	0.57	0.62	1.30	1.06	(0.28)	1.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.06)	(0.05)	(0.12)	(0.01)

Net asset value, end of period	$12.53	$11.96	$11.34	$10.10	$9.09	$9.49

Total Return, at Net Asset Value[3]	4.77%	5.48%	12.83%	11.73%	(2.90)%	18.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,870	$134,496	$197,214	$249,959	$286,036	$343,069

Average net assets (in thousands)	$121,386	$166,076	$220,028	$259,073	$315,211	$322,814

Ratios to average net assets:[4,5]
Net investment income (loss)	(0.41)%	0.11%	0.14%	0.61%	0.74%	0.84%
Expenses excluding interest and fees from borrowings	1.36%	1.34%	1.37%	1.40%	1.40%	1.43%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.36%	1.34%	1.37%	1.40%	1.40%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.30%	1.32%	1.36%	1.40%	1.43%

Portfolio turnover rate	4%	15%	9%	28%[8]	21%[8]	54%

22        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.98%
Year Ended January 30, 2015	1.96%
Year Ended January 31, 2014	2.04%
Year Ended January 31, 2013	2.08%
Year Ended January 31, 2012	2.10%
Year Ended January 31, 2011	2.13%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

23        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$11.87	$11.28	$10.06	$9.08	$9.48	$8.04

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.02	0.04	0.08	0.08	0.08
Net realized and unrealized gain (loss)	0.58	0.60	1.26	0.98	(0.35)	1.38

Total from investment operations	0.56	0.62	1.30	1.06	(0.27)	1.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.03)	(0.08)	(0.08)	(0.13)	(0.02)

Net asset value, end of period	$12.43	$11.87	$11.28	$10.06	$9.08	9.48

Total Return, at Net Asset Value[3]	4.72%	5.53%	12.93%	11.70%	(2.76)%	18.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$581,446	$557,576	$535,716	$492,455	$432,564	$492,493

Average net assets (in thousands)	$580,160	$562,221	$518,457	$445,399	$463,116	$461,832

Ratios to average net assets:[4,5]
Net investment income (loss)	(0.39)%	0.18%	0.35%	0.79%	0.86%	0.94%
Expenses excluding interest and fees from borrowings	1.35%	1.34%	1.33%	1.30%	1.30%	1.32%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.35%	1.34%	1.33%	1.30%	1.30%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.30%	1.28%	1.26%	1.30%	1.32%

Portfolio turnover rate	4%	15%	9%	28%[8]	21%[8]	54%

24        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.97%
Year Ended January 30, 2015	1.96%
Year Ended January 31, 2014	2.00%
Year Ended January 31, 2013	1.98%
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.02%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

25        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$12.05	$11.45	$10.21	$9.20	$9.61	$8.14

Income (loss) from investment operations:
Net investment income[2]	0.01	0.08	0.09	0.13	0.13	0.13
Net realized and unrealized gain (loss)	0.60	0.61	1.28	1.01	(0.36)	1.41

Total from investment operations	0.61	0.69	1.37	1.14	(0.23)	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	(0.13)	(0.13)	(0.18)	(0.07)

Net asset value, end of period	$12.66	$12.05	$11.45	$10.21	$9.20	$9.61

Total Return, at Net Asset Value[3]	5.06%	5.99%	13.42%	12.42%	(2.27)%	18.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,304	$119,953	$128,012	$138,042	$122,589	$148,609

Average net assets (in thousands)	$124,923	$127,487	$133,527	$122,558	$136,771	$141,119

Ratios to average net assets:[4,5]
Net investment income	0.12%	0.66%	0.78%	1.37%	1.39%	1.51%
Expenses excluding interest and fees from borrowings	0.85%	0.84%	0.81%	0.77%	0.75%	0.76%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.85%	0.84%	0.81%	0.77%	0.75%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.80%	0.76%	0.73%	0.75%	0.76%

Portfolio turnover rate	4%	15%	9%	28%[8]	21%[8]	54%

26        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.47%
Year Ended January 30, 2015	1.46%
Year Ended January 31, 2014	1.48%
Year Ended January 31, 2013	1.45%
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.46%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

27        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$12.25	$11.65	$10.38	$9.35	$9.76	$8.27

Income (loss) from investment operations:
Net investment income[2]	0.04	0.17	0.17	0.16	0.19	0.20
Net realized and unrealized gain (loss)	0.61	0.59	1.30	1.04	(0.36)	1.41

Total from investment operations	0.65	0.76	1.47	1.20	(0.17)	1.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.16)	(0.20)	(0.17)	(0.24)	(0.12)

Net asset value, end of period	$12.90	$12.25	$11.65	$10.38	$9.35	$9.76

Total Return, at Net Asset Value[3]	5.31%	6.52%	14.07%	12.92%	(1.63)%	19.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,357	$30,551	$9,416	$7,830	$11,742	$12,123

Average net assets (in thousands)	$32,168	$17,424	$8,437	$11,661	$12,392	$8,568

Ratios to average net assets:[4,5]
Net investment income	0.62%	1.35%	1.48%	1.69%	2.02%	2.26%
Expenses excluding interest and fees from borrowings	0.35%	0.35%	0.30%	0.21%	0.20%	0.20%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.35%	0.35%	0.30%	0.21%	0.20%	0.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.31%	0.31%	0.25%	0.17%	0.20%	0.20%

Portfolio turnover rate	4%	15%	9%	28%[8]	21%[8]	54%

28        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	0.97%
Year Ended January 30, 2015	0.97%
Year Ended January 31, 2014	0.97%
Year Ended January 31, 2013	0.89%
Year Ended January 31, 2012	0.90%
Year Ended January 31, 2011	0.90%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

29        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015 Unaudited

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Active Allocation Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial

30        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

31        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended January 30, 2015, the Fund utilized $178,936,115 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the previous fiscal year ended January 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$306,174,928
2019	221,029,215

Total	$527,204,143

At period end, it is estimated that the capital loss carryforwards would be $479,531,003 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $47,673,140 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,875,419,658

Gross unrealized appreciation	$695,348,074
Gross unrealized depreciation	(19,882,001)

Net unrealized appreciation	$675,466,073

32        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

33        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

3. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

34        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$2,430,387,747	$120,497,984	$—	$2,550,885,731

Total Assets	$2,430,387,747	$120,497,984	$—	$2,550,885,731

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. Certain Underlying Funds in which the Fund invests are mutual funds registered under the Investment Company Act of 1940, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”), Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

35        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

4. Investments and Risks (Continued)

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Fund owns 3.2% of Master Loan, 9.2% of Master Event-Linked Bond and 31.0% of Master Inflation Protected Securities at period end.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2015		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	11,296,968	$143,184,065	21,273,960	$258,593,140
Dividends and/or distributions reinvested	—	—	1,283,903	15,856,195
Redeemed	(9,877,896)	(125,304,444)	(20,534,918)	(250,035,563)

Net increase	1,419,072	$17,879,621	2,022,945	$24,413,772

Class B
Sold	61,037	$764,833	151,967	$1,816,304
Dividends and/or distributions reinvested	—	—	993	12,112
Redeemed	(2,619,904)	(32,601,308)	(6,299,938)	(75,178,337)

Net decrease	(2,558,867)	$(31,836,475)	(6,146,978)	$(73,349,921)

Class C
Sold	3,583,538	$44,459,135	7,311,859	$86,714,752
Dividends and/or distributions reinvested	—	—	130,990	1,584,959
Redeemed	(3,812,882)	(47,273,289)	(7,940,734)	(94,213,635)

Net decrease	(229,344)	$(2,814,154)	(497,885)	$(5,913,924)

36        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Shares of Beneficial Interest (Continued)

	Six Months Ended July 31, 2015		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class R2
Sold	770,001	$9,694,012	1,345,393	$16,205,498
Dividends and/or distributions reinvested	—	—	68,727	844,652
Redeemed	(984,190)	(12,389,177)	(2,640,833)	(31,875,341)

Net decrease	(214,189)	$(2,695,165)	(1,226,713)	$(14,825,191)

Class Y
Sold	275,093	$3,516,867	1,965,577	$24,274,066
Dividends and/or distributions reinvested	—	—	21,238	265,049
Redeemed	(260,972)	(3,350,856)	(301,391)	(3,706,337)

Net increase	14,121	$166,011	1,685,424	$20,832,778

1. January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$101,979,147	$119,332,279

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.57%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. In addition, the Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

37        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

7. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2015	94,291

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts

38        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2015	$635,070	$845	$50,799	$26,022	$59

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds. This waiver and/or reimbursement may be modified or terminated as set forth according to the terms in the prospectus.

39        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

7. Fees and Other Transactions with Affiliates (Continued)

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager waived fees and/or reimbursed the Fund $508,356. This waiver and/or reimbursement may be terminated at any time.

8. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the period.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$12,525

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Caleb Wong, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
© 2015 OppenheimerFunds, Inc. All rights reserved.

42        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

43        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us

oppenheimerfunds.com

Call Us

800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0550.001.0715    September 23, 2015

Semiannual Report	7/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Portfolio Series
Equity Investor
Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	MSCI World Index
6-Month	7.06%	0.90%	6.55%	6.40%
1-Year	5.67	-0.41	11.21	4.93
5-Year	11.55	10.24	16.24	11.74
10-Year	6.28	5.65	7.72	6.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Performance Discussion1

During the reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 7.06%. On a relative basis, the Fund outperformed the S&P 500 Index and the MSCI World Index, which returned 6.55% and 6.40%, respectively.

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies such as the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners. The Federal Reserve (“Fed”) appeared to remain on track to raise U.S. rates during 2015, but made it clear that it will remain flexible on the timing and extent of rate hikes. In the closing months of the reporting period, concerns re-emerged around Greece’s debt situation and the possibility that the country would exit from the Eurozone. However, Eurozone leaders agreed to offer Greece a third bailout, averting a Greek exit for the time being. Fears around slowing growth in China also impacted markets.

FUND REVIEW

The Fund received positive results from both domestic equity and foreign equity funds during the reporting period. The strongest performing domestic equity holdings for the

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion.

3        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund were Oppenheimer Capital Appreciation Fund and Oppenheimer Value Fund, which were also its largest holdings at period end. Oppenheimer Capital Appreciation Fund received its best results from holdings in the information technology, health care and consumer discretionary sectors. Relative to its benchmarks, this underlying fund outperformed the S&P 500 Index, but underperformed the Russell 1000 Growth Index due to weaker relative stock selection in the consumer discretionary sector. Oppenheimer Value Fund received its best results from holdings in the financials, health care and consumer staples sectors. This underlying fund significantly outperformed its benchmark, the Russell 1000 Value Index, which it outperformed in eight out of ten sectors. Oppenheimer Main Street Mid Cap Fund and Oppenheimer Main Street Small Cap Fund also performed positively. Oppenheimer Main Street Mid Cap Fund performed in line with its benchmark, the Russell Midcap Index, while Oppenheimer Main Street Small Cap Fund underperformed its benchmark, the Russell 2000 Index due to stock selection in the health care sector.

Mark Hamilton
Portfolio Manager

Among foreign equity funds, Oppenheimer International Growth Fund and Oppenheimer International Value Fund were the largest holdings and best performers. The strongest performing sector for both underlying funds was consumer discretionary. Both of these underlying funds benefited the Fund’s absolute performance and outperformed their benchmark, the MSCI All Country World ex-U.S. Index. Oppenheimer International Small Company Fund performed positively and significantly outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index. This underlying fund received its best results from the health care, consumer discretionary and information technology sectors. It also outperformed in nine of out of ten sectors of its benchmark.

The only underlying equity holding that detracted from performance was Oppenheimer Developing Markets Fund, which produced a negative return, but outperformed its benchmark, the MSCI Emerging Markets Index. This underlying fund’s negative performance occurred in what was a volatile period for emerging markets, with concerns around China emerging.

Dokyoung Lee, CFA
Portfolio Manager

4        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Foreign Equity Funds	50.1%
Domestic Equity Funds	49.9

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on the total market value of investments.

TOP HOLDINGS

Oppenheimer Value Fund, Cl. I	21.9%
Oppenheimer Capital Appreciation Fund, Cl. I	20.6
Oppenheimer International Growth Fund, Cl. I	20.3
Oppenheimer International Value Fund, Cl. I	16.9
Oppenheimer International Small Company Fund, Cl. I	6.6
Oppenheimer Developing Markets Fund, Cl. I	6.2
Oppenheimer Main Street Mid Cap Fund, Cl. I	4.1
Oppenheimer Main Street Small Cap Fund, Cl. I	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2015, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

5        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAAIX)	4/5/05	7.06%	5.67%	11.55%	6.28%
Class B (OBAIX)	4/5/05	6.61%	4.81%	10.63%	5.76%
Class C (OCAIX)	4/5/05	6.68%	4.87%	10.71%	5.48%
Class R (ONAIX)	4/5/05	6.93%	5.38%	11.28%	6.06%
Class Y (OYAIX)	4/5/05	7.23%	5.90%	11.91%	6.70%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAAIX)	4/5/05	0.90%	-0.41%	10.24%	5.65%
Class B (OBAIX)	4/5/05	1.61%	-0.19%	10.36%	5.76%
Class C (OCAIX)	4/5/05	5.68%	3.87%	10.71%	5.48%
Class R (ONAIX)	4/5/05	6.93%	5.38%	11.28%	6.06%
Class Y (OYAIX)	4/5/05	7.23%	5.90%	11.91%	6.70%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The MSCI World Index is designed to measure the equity market performance of developed markets. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

6        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2015	July 31, 2015	July 31, 2015

Class A	$ 1,000.00	$1,070.60	$2.47

Class B	1,000.00	1,066.10	6.37

Class C	1,000.00	1,066.80	6.32

Class R	1,000.00	1,069.30	3.75

Class Y	1,000.00	1,072.30	1.18

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.41	2.41

Class B	1,000.00	1,018.65	6.23

Class C	1,000.00	1,018.70	6.18

Class R	1,000.00	1,021.17	3.66

Class Y	1,000.00	1,023.65	1.15

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2015 are as follows:

Class	Expense Ratios

Class A	0.48%

Class B	1.24

Class C	1.23

Class R	0.73

Class Y	0.23

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS July 31, 2015 Unaudited

	Shares	Value

Investment Companies—100.1%[1]
Domestic Equity Funds—50.1%
Oppenheimer Capital Appreciation Fund, Cl. I	2,628,443	$177,288,509

Oppenheimer Main Street Mid Cap Fund, Cl. I	1,106,017	35,259,820

Oppenheimer Main Street Small Cap Fund, Cl. I	2,233,990	29,220,592

Oppenheimer Value Fund, Cl. I	5,627,858	188,364,407

		430,133,328

Foreign Equity Funds—50.0%
Oppenheimer Developing Markets Fund, Cl. I	1,598,336	53,208,615

Oppenheimer International Growth Fund, Cl. I	4,561,940	173,901,163

Oppenheimer International Small Company Fund, Cl. I	1,518,966	56,505,519

Oppenheimer International Value Fund, Cl. I	7,872,066	145,475,785

		429,091,082

Total Investments, at Value (Cost $590,607,179)	100.1%	859,224,410

Net Other Assets (Liabilities)	(0.1)	(520,150)

Net Assets	100.0%	$858,704,260

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares
	January 30,	Gross	Gross	Shares
	2015[a]	Additions	Reductions	July 31, 2015

Oppenheimer Capital Appreciation Fund, Cl. I	2,671,462	38,746	81,765	2,628,443
Oppenheimer Developing Markets Fund, Cl. I	1,637,489	35,274	74,427	1,598,336
Oppenheimer International Growth Fund, Cl. I	4,654,096	82,895	175,051	4,561,940
Oppenheimer International Small Company Fund, Cl. I	1,543,634	22,085	46,753	1,518,966
Oppenheimer International Value Fund, Cl. I	8,032,562	143,528	304,024	7,872,066
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,127,978	17,536	39,497	1,106,017
Oppenheimer Main Street Small Cap Fund, Cl. I	2,260,971	29,703	56,684	2,233,990
Oppenheimer Value Fund, Cl. I	5,680,940	129,010	182,092	5,627,858

	Value	Income	Realized Gain

Oppenheimer Capital Appreciation Fund, Cl. I	$177,288,509	$—	$2,965,449
Oppenheimer Developing Markets Fund, Cl. I	53,208,615	—	1,522,772
Oppenheimer International Growth Fund, Cl. I	173,901,163	—	2,679,631
Oppenheimer International Small Company Fund, Cl. I	56,505,519	—	812,553
Oppenheimer International Value Fund, Cl. I	145,475,785	—	1,692,399
Oppenheimer Main Street Mid Cap Fund, Cl. I	35,259,820	—	529,723
Oppenheimer Main Street Small Cap Fund, Cl. I	29,220,592	—	76,717

10        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain

Oppenheimer Value Fund, Cl. I	$188,364,407	$1,421,820	$3,298,649

Total	$859,224,410	$1,421,820	$13,577,893

a. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $590,607,179)	$859,224,410

Receivables and other assets:
Shares of beneficial interest sold	439,168
Investments sold	400,014
Other	39,481

Total assets	860,103,073

Liabilities
Bank overdraft	602,495

Payables and other liabilities:
Shares of beneficial interest redeemed	544,257
Distribution and service plan fees	187,947
Trustees’ compensation	50,235
Shareholder communications	1,787
Other	12,092

Total liabilities	1,398,813

Net Assets	$858,704,260

Composition of Net Assets
Par value of shares of beneficial interest	$54,333

Additional paid-in capital	612,022,965

Accumulated net investment income	6,828,661

Accumulated net realized loss on investments	(28,818,930)

Net unrealized appreciation on investments	268,617,231

Net Assets	$858,704,260

12        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $551,480,040 and 34,625,420 shares of beneficial interest outstanding)	$ 15.93
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$ 16.90

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,258,627 and 2,406,114 shares of beneficial interest outstanding)

$ 15.48

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $196,637,179 and 12,698,133 shares of beneficial interest outstanding)

$ 15.49

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,203,989 and 3,159,834 shares of beneficial interest outstanding)

$ 15.89

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $23,124,425 and 1,443,681 shares of beneficial interest outstanding)	$ 16.02

See accompanying Notes to Financial Statements.

13        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2015 Unaudited

Investment Income
Dividends — affiliated companies	$1,421,820

Interest	261

Total investment income	1,422,081

Expenses

Distribution and service plan fees:
Class A	671,088
Class B	204,612
Class C	976,033
Class R	127,021

Transfer and shareholder servicing agent fees:
Class A	600,722
Class B	45,119
Class C	214,970
Class R	55,951
Class Y	24,845

Shareholder communications:
Class A	5,551
Class B	1,404
Class C	1,829
Class R	311
Class Y	36

Trustees’ compensation	6,453

Custodian fees and expenses	4,411

Borrowing fees	447

Other	20,239

Net expenses	2,961,042

Net Investment Loss	(1,538,961)

Realized and Unrealized Gain
Net realized gain on affiliated companies	13,577,893

Net change in unrealized appreciation/depreciation on investments	44,560,419

Net Increase in Net Assets Resulting from Operations	$56,599,351

See accompanying Notes to Financial Statements.

14        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	July 31, 2015	Year Ended
	(Unaudited)	January 30, 2015[1]

Operations
Net investment income (loss)	$(1,538,961)	$4,053,813

Net realized gain	13,577,893	62,630,412

Net change in unrealized appreciation/depreciation	44,560,419	(28,393,117)

Net increase in net assets resulting from operations	56,599,351	38,291,108

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(3,971,964)
Class B	—	—
Class C	—	(115,798)
Class R2	—	(237,438)
Class Y	—	(219,885)

	—	(4,545,085)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,554,019	10,890,555
Class B	(10,096,950)	(22,027,706)
Class C	(2,734,677)	1,770,607
Class R2	(2,327,069)	(5,579,727)
Class Y	1,052,867	(539,078)

	(12,551,810)	(15,485,349)

Net Assets
Total increase	44,047,541	18,260,674

Beginning of period	814,656,719	796,396,045

End of period (including accumulated net investment income of $6,828,661 and $8,367,622, respectively)	$858,704,260	$814,656,719

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See note 2 of the accompanying Notes.

2. Effective July 31, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$14.87		$14.28	$12.30	$10.62	$11.17	$9.12

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)		0.11	0.12	0.11	0.09	0.08
Net realized and unrealized gain (loss)	1.07		0.60	1.97	1.66	(0.56)	2.00

Total from investment operations	1.06		0.71	2.09	1.77	(0.47)	2.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.12)	(0.11)	(0.09)	(0.08)	(0.03)

Net asset value, end of period	$15.93		$14.87	$14.28	$12.30	$10.62	$11.17

Total Return, at Net Asset Value[3]	7.06%		4.99%	16.95%	16.73%	(4.19)%	22.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$551,480		$513,521	$482,285	$388,790	$335,138	$352,321

Average net assets (in thousands)	$547,661		$519,483	$442,886	$350,996	$343,680	$314,559

Ratios to average net assets:[4]
Net investment income (loss)	(0.14)%		0.72%	0.88%	0.99%	0.82%	0.76%
Expenses excluding interest and fees from borrowings	0.48%		0.48%	0.48%	0.47%	0.48%	0.51%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.48%		0.48%	0.48%	0.47%	0.48%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%		0.48%	0.47%	0.47%	0.48%	0.51%

Portfolio turnover rate	2%		10%	6%	17%	5%	54%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.19%
Year Ended January 30, 2015	1.17%
Year Ended January 31, 2014	1.23%
Year Ended January 31, 2013	1.22%
Year Ended January 31, 2012	1.25%
Year Ended January 31, 2011	1.26%

See accompanying Notes to Financial Statements.

16    OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Class B	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$14.52		$13.93	$12.01	$10.37	$10.91	$8.97

Income (loss) from investment operations:
Net investment loss[2]	(0.07)		(0.02)	(0.02)	0.00	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.03		0.61	1.94	1.64	(0.53)	1.95

Total from investment operations	0.96		0.59	1.92	1.64	(0.54)	1.94

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$15.48		$14.52	$13.93	$12.01	$10.37	$10.91

Total Return, at Net Asset Value[3]	6.61%		4.24%	15.99%	15.82%	(4.95)%	21.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,259		$44,518	$63,602	$72,843	$81,718	$92,953

Average net assets (in thousands)	$41,100		$55,111	$68,259	$75,680	$87,253	$83,498

Ratios to average net assets:[4]
Net investment income (loss)	(0.91)%		(0.14)%	(0.12)%	0.03%	(0.06)%	(0.08)%
Expenses excluding interest and fees from borrowings	1.24%		1.23%	1.25%	1.30%	1.32%	1.35%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.24%		1.23%	1.25%	1.30%	1.32%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%		1.23%	1.24%	1.30%	1.32%	1.35%

Portfolio turnover rate	2%		10%	6%	17%	5%	54%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.95%
Year Ended January 30, 2015	1.92%
Year Ended January 31, 2014	2.00%
Year Ended January 31, 2013	2.05%
Year Ended January 31, 2012	2.09%
Year Ended January 31, 2011	2.10%

See accompanying Notes to Financial Statements.

17        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$14.52		$13.94	$12.02	$10.38	$10.92	$8.97

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.07)		0.00	0.02	0.02	0.01	0.00
Net realized and unrealized gain (loss)	1.04		0.59	1.92	1.63	(0.55)	1.95

Total from investment operations	0.97		0.59	1.94	1.65	(0.54)	1.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.01)	(0.02)	(0.01)	0.00	0.00

Net asset value, end of period	$15.49		$14.52	$13.94	$12.02	$10.38	$10.92

Total Return, at Net Asset Value[3]	6.68%		4.22%	16.11%	15.91%	(4.95)%	21.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$196,637		$186,923	$177,813	$150,848	$136,229	$144,759

Average net assets (in thousands)	$195,968		$189,422	$164,340	$139,727	$140,831	$129,727

Ratios to average net assets:[4]
Net investment income (loss)	(0.90)%		(0.02)%	0.12%	0.22%	0.08%	0.00%
Expenses excluding interest and fees from borrowings	1.23%		1.22%	1.23%	1.21%	1.23%	1.26%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.23%		1.22%	1.23%	1.21%	1.23%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%		1.22%	1.22%	1.21%	1.23%	1.26%

Portfolio turnover rate	2%		10%	6%	17%	5%	54%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.94%
Year Ended January 30, 2015	1.91%
Year Ended January 31, 2014	1.98%
Year Ended January 31, 2013	1.96%
Year Ended January 31, 2012	2.00%
Year Ended January 31, 2011	2.01%

See accompanying Notes to Financial Statements.

18        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Class R	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$14.86		$14.25	$12.27	$10.59	$11.13	$9.09

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)		0.06	0.06	0.07	0.06	0.06
Net realized and unrealized gain (loss)	1.06		0.62	1.99	1.67	(0.55)	1.99

Total from investment operations	1.03		0.68	2.05	1.74	(0.49)	2.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.07)	(0.07)	(0.06)	(0.05)	(0.01)

Net asset value, end of period	$15.89		$14.86	$14.25	$12.27	$10.59	$11.13

Total Return, at Net Asset Value[3]	6.93%		4.77%	16.68%	16.43%	(4.36)%	22.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,204		$49,122	$52,433	$53,846	$60,029	$75,333

Average net assets (in thousands)	$51,008		$52,717	$54,751	$55,283	$66,834	$68,038

Ratios to average net assets:[4]
Net investment income (loss)	(0.40)%		0.43%	0.46%	0.62%	0.58%	0.57%
Expenses excluding interest and fees from borrowings	0.73%		0.73%	0.71%	0.69%	0.68%	0.70%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.73%		0.73%	0.71%	0.69%	0.68%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%		0.73%	0.70%	0.69%	0.68%	0.70%

Portfolio turnover rate	2%		10%	6%	17%	5%	54%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	1.44%
Year Ended January 30, 2015	1.42%
Year Ended January 31, 2014	1.46%
Year Ended January 31, 2013	1.44%
Year Ended January 31, 2012	1.45%
Year Ended January 31, 2011	1.45%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended July 31, 2015 (Unaudited)		Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$14.94		$14.34	$12.35	$10.66	$11.21	$9.15

Income (loss) from investment operations:
Net investment income[2]	0.01		0.15	0.16	0.15	0.13	0.19
Net realized and unrealized gain (loss)	1.07		0.60	1.98	1.68	(0.56)	1.94

Total from investment operations	1.08		0.75	2.14	1.83	(0.43)	2.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		(0.15)	(0.15)	(0.14)	(0.12)	(0.07)

Net asset value, end of period	$16.02		$14.94	$14.34	$12.35	$10.66	$11.21

Total Return, at Net Asset Value[3]	7.23%		5.24%	17.27%	17.20%	(3.81)%	23.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,124		$20,573	$20,263	$15,778	$13,815	$14,579

Average net assets (in thousands)	$22,646		$20,881	$17,842	$14,008	$14,243	$8,034

Ratios to average net assets:[4]
Net investment income	0.10%		1.00%	1.21%	1.35%	1.21%	1.91%
Expenses excluding interest and fees from borrowings	0.23%		0.23%	0.18%	0.08%	0.12%	0.07%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.23%		0.23%	0.18%	0.08%	0.12%	0.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.23%		0.23%	0.17%	0.08%	0.12%	0.07%

Portfolio turnover rate	2%		10%	6%	17%	5%	54%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2015	0.94%
Year Ended January 30, 2015	0.92%
Year Ended January 31, 2014	0.93%
Year Ended January 31, 2013	0.83%
Year Ended January 31, 2012	0.89%
Year Ended January 31, 2011	0.82%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2015 Unaudited

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek capital appreciation. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

21        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

22        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

2. Significant Accounting Policies (Continued)

investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended January 30, 2015, the Fund utilized $51,876,172 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2019	$29,335,607

As of period end, it is estimated that the capital loss carryforwards would be $15,757,714 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $13,577,893 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$602,666,783

Gross unrealized appreciation	$256,557,627
Gross unrealized depreciation	—

Net unrealized appreciation	$256,557,627

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

23        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

24        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$859,224,410	$—	$—	$859,224,410

Total Assets	$859,224,410	$—	$—	$859,224,410

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share.

25        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2015		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	2,993,680	$47,232,800	6,451,572	$97,123,171
Dividends and/or distributions reinvested	—	—	256,798	3,913,613
Redeemed	(2,891,851)	(45,678,781)	(5,966,782)	(90,146,229)

Net increase	101,829	$1,554,019	741,588	$10,890,555

Class B
Sold	22,906	$353,798	56,933	$827,328
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(683,549)	(10,450,748)	(1,555,183)	(22,855,034)

Net decrease	(660,643)	$(10,096,950)	(1,498,250)	$(22,027,706)

Class C
Sold	989,117	$15,227,401	2,259,508	$33,142,628
Dividends and/or distributions reinvested	—	—	7,694	114,550
Redeemed	(1,167,527)	(17,962,078)	(2,146,418)	(31,486,571)

Net increase (decrease)	(178,410)	$(2,734,677)	120,784	$1,770,607

Class R2
Sold	306,918	$4,854,900	477,389	$7,186,704
Dividends and/or distributions reinvested	—	—	15,201	231,513
Redeemed	(453,370)	(7,181,969)	(864,728)	(12,997,944)

Net decrease	(146,452)	$(2,327,069)	(372,138)	$(5,579,727)

26        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

5. Shares of Beneficial Interest (Continued)

	Six Months Ended July 31, 2015		Year Ended January 30, 2015[1]
	Shares	Amount	Shares	Amount

Class Y
Sold	192,807	$3,054,293	265,706	$4,007,006
Dividends and/or distributions reinvested	—	—	14,261	218,196
Redeemed	(126,087)	(2,001,426)	(316,083)	(4,764,280)

Net increase (decrease)	66,720	$1,052,867	(36,116)	$(539,078)

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$15,601,990	$29,870,685

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting was 0.63%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. Under the sub-advisory agreement effective January 1, 2013, the Manager pays the Sub-Adviser a percentage of the indirect management fees (after all applicable waivers) from the Fund’s investments in the Underlying Funds.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

27        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2015	18,909

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in

28        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

7. Fees and Other Transactions with Affiliates (Continued)

any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor

July 31, 2015	$263,146	$889	$19,081	$6,894	$102

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity.

29        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the period.

Details of the borrowings for the reporting period are as follows:

Fees Paid	$4,229

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Fund”), in connection with the Defendant Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Defendant Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Defendant Fund contained misrepresentations and omissions and the investment policies of the Defendant Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

32        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

33        OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®
The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us

800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0555.001.0715 September 23, 2015

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	9/9/2015